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                                                                   EXHIBIT 10.36




                        RESTATED p53 and K-ras AGREEMENT

                                  BY AND AMONG

                     AVENTIS PHARMACEUTICALS PRODUCTS INC.,

                              AVENTIS PHARMA S.A.,

                                       AND

                           INTROGEN THERAPEUTICS, INC.

                                  JUNE 30, 2001


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                        RESTATED p53 AND K-ras AGREEMENT

      This RESTATED p53 AND K-ras AGREEMENT (this "Agreement"), dated as of June 30, 2001 and effective as of the date of the Closing (as that term is defined in the Stock Purchase Agreement, as hereinafter defined) (the "Effective Date"), is made by and among Aventis Pharmaceuticals Products Inc. (formerly Rhone-Poulenc Rorer Pharmaceuticals Inc.), a Pennsylvania corporation ("APPI"), Aventis Pharma S.A., a company organized under the laws of France ("APSA" and, together with APPI, the "Aventis Parties"), and Introgen Therapeutics Inc., a Delaware corporation ("Introgen Therapeutics"), and amends, supercedes and restates in its entirety (i) that certain Collaboration Agreement (p53 Products) by and between APPI and Introgen Therapeutics dated as of October 7, 1994, as amended to date (the "Original p53 Agreement"); and (ii) that certain Collaboration Agreement (K-ras Products) by and between APPI and Introgen Therapeutics dated as of October 7, 1994, as amended to date (the "Original K-ras Agreement").

                                    RECITALS

      WHEREAS, APPI and Introgen Therapeutics entered into the Original p53 Agreement to establish a collaborative relationship for developing and commercializing novel p53 gene-therapy products for the treatment of human cancer. Since entering into the Original p53 Agreement, the Parties have made substantial progress toward obtaining regulatory approval of INGN 201, up to and including the commencement of Phase III clinical trials.

      WHEREAS, APPI and Introgen Therapeutics also entered the Original K-ras Agreement to establish a collaborative relationship for developing and commercializing products relating to Introgen Therapeutics' Retroviral and Adenoviral K-ras related Transduction Vectors. Since entering into the Original K-ras Agreement, the Parties have made some progress towards developing a product based on K-ras but have not conducted clinical trials under the Original K-ras Agreement.

      WHEREAS, the Parties have agreed to restructure the Original p53 Agreement and the Original K-ras Agreement, so that Introgen Therapeutics takes over from the Aventis Parties the further development and commercialization of the gene therapy products for the delivery of the p53 and K-ras inhibition genes, including the INGN 201 product, and that Aventis retain a potential economic upside in those products by making an additional equity investment in Introgen Therapeutics, Inc., all as set forth more fully herein.


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                                    AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual covenants, conditions, and undertakings hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

      1. DEFINITIONS

            1.1 "Additional Aventis Patent Rights" means any patent rights that:
(i) the Aventis Parties or their respective Affiliates own or Control; (ii) cover subject matter invented before the Effective Date of this Agreement; (iii) cover the manufacture, sale, offering for sale, importation or use of INGN 201, as conducted at any time during the Term of this Agreement; and (iv) are not described on Exhibit 1.8.

            1.2 "Affiliate" means, with respect to a Party, any entity that controls, is controlled by or is under common control with that Party. An entity shall be regarded as in control of another entity if it owns or controls more than [*] of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

            1.3 "Applicable Laws" means, with respect to any Person, any statute, law, regulation, ordinance, rule, judgment, rule of common law, order, decree, award, governmental approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any governmental authority, whether in effect as of the Effective Date or thereafter, and in each case as amended, applicable to such Person or its subsidiaries or their respective assets.

            1.4 "Assigned Marks" means those Marks listed on Exhibit 1.4 hereof as used for INGN 201.

            1.5 "Aventis" means APPI, APSA and their respective Affiliates.

            1.6 "Aventis Delivery Patents" means those patents and patent applications described in Exhibit 1.6 and any parent applications thereof (the "Existing Aventis Delivery Patents"), as well as all divisions, continuations, continuations-in-part, patents of addition and substitutions, with respect to any of the foregoing applications and patents, and all patents, registrations, reissues, reexaminations, extensions and other rights of any kind anywhere in the world issuing on or with respect to any of the foregoing, in each case that are owned, controlled, or licensed from a Third Party by the Aventis Parties or their respective Affiliates. Notwithstanding the foregoing, continuations-in-part, applications, foreign counterparts thereof, and patents issuing thereon shall only be included in the Existing Aventis Delivery Patents to the extent they claim subject matter conceived or reduced to practice as of or prior to the Effective Date.

            1.7 "Aventis K-ras Technology" means:

                   1.7.1 Those patents and patent applications described in
Exhibit 1.7 and any parent applications thereof (the "Existing Aventis K-ras Patents"), as well as all divisions, continuations, continuations-in-part, patents of addition and substitutions, with respect to any of the foregoing applications and patents, and all patents, registrations, reissues, reexaminations, extensions and other rights of any kind anywhere in the world issuing on or with respect to any of the foregoing, in each case that are owned, controlled or licensed from a Third Party by the Aventis Parties or their

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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respective Affiliates as of the Effective Date (collectively the "Aventis K-ras
Patents"). Notwithstanding the foregoing, continuations-in-part, applications, foreign counterparts thereof, and patents issuing thereon shall only be included in the Existing Aventis K-ras Patents to the extent they claim subject matter conceived or reduced to practice as of or prior to the Effective Date.

                   1.7.2 Information and materials that embody or relate to the practice of inventions within the patents and applications described in Section 1.7.1, including techniques, methods, data, manufacturing information, biological materials and the like with respect to such inventions or to products embodying or utilizing such inventions, which in each case are owned or controlled by the Aventis Parties or their respective Affiliates as of the Effective Date.

            1.8 "Aventis p53 Patents" means those patents and patent applications described in Exhibit 1.8 and any parent applications thereof (the "Existing Aventis p53 Patents"), as well as all divisions, continuations, continuations-in-part, patents of addition, substitutions, with respect to any of the foregoing applications and patents, and all patents, registrations, reissues, reexaminations, extensions and other rights of any kind anywhere in the world issuing on or with respect to any of the foregoing, in each case that are owned, controlled or licensed from a Third Party by the Aventis Parties or their respective Affiliates as of the Effective Date. Notwithstanding the foregoing, continuations-in-part, applications, foreign counterparts thereof, and patents issuing thereon shall only be included in the Existing Aventis p53 Patents to the extent they claim subject matter conceived or reduced to practice as of or prior to the Effective Date.

            1.9 "Aventis S.A." means Aventis S.A., a company organized under the laws of France, and its Affiliates.

            1.10 "Aventis Targeting Technologies" means

                   1.10.1 Those patents and patent applications described in
Exhibit 1.10 and any parent applications thereof (the "Existing Aventis Targeting Patents"), as well as all divisions, continuations, continuations-in-part, patents of addition, substitutions, with respect to any of the foregoing applications and patents, and all patents, registrations, reissues, reexaminations, extensions and other rights of any kind anywhere in the world issuing on or with respect to any of the foregoing, in each case that are owned, controlled or licensed from a Third Party by the Aventis Parties or their respective Affiliates as of the Effective Date. Notwithstanding the foregoing, continuations-in-part, applications, foreign counterparts thereof, and patents issuing thereon shall only be included in the Existing Aventis Targeting Patents to the extent they claim subject matter conceived or reduced to practice as of or prior to the Effective Date.

                   1.10.2 Information and materials that embody or relate to the research use of a cationic lipid p53, including techniques, methods, data, bench scale formulations, purification, biological materials and the like.

            1.11 "Clinical Trial Agreements" means those certain agreements between Aventis and a Third Party listed on Exhibit 1.11.


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            1.12 "Confidentiality Agreement" means that certain Confidential
Disclosure Agreement, dated as of January 26, 2001, by and between Introgen Therapeutics and APPI.

            1.13 "CRADA Side Letter" means that certain Side Letter dates October 8, 1998, between Introgen Therapeutics and Rhone-Poulenc Rorer Pharmaceuticals, relating to the "Proposed Collaborative Research and Development Agreement (CRADA) with the National Cancer Institute". attached as
Exhibit 1.13.

            1.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            1.15 "FDA" means the U.S. Food and Drug Administration.

            1.16 "Gencell" means a company to be formed by Aventis after the Effective Date to own and operate gene therapy product applications and to develop platform technologies for delivery of genes for gene therapy.

            1.17 "Gendux" means Gendux AB, a subsidiary corporation of Introgen Therapeutics, Inc., formed under the laws of the Kingdom of Sweden.

            1.18 "Gene Therapy Product" means a product for the delivery of one or more genes. It is understood that a single Gene Therapy Product comprises one or more genes in one or more vector constructs (e.g., a construct for a gene such as [*], and a separate construct for a cytokine); provided that all of the compositions represented in a combination product are the subject of a single BLA (or equivalent application for approval), and are in all cases (i) approved together only as a single drug; and (ii) marketed only as a single product.

            1.19 "Governmental Entity" means any court, arbitrator, administrative, regulatory or other governmental department, agency, commission, authority or instrumentality, domestic or foreign, including, inter alia, the French Ministry of Industry, the French Ministry of Research, CNRS, INSERM, IGR, the U.S. National Institutes of Health and related entities, the University of Texas System and M.D. Anderson Cancer Center.

            1.20 "Granting Party" means, as applicable, the Aventis Parties where they are granting a license or transferring rights to Introgen Therapeutics under the Licensed Aventis Patents or Licensed Aventis Technologies under this Agreement, and Introgen Therapeutics where it is granting a license or transferring rights to the Aventis Parties under the Licensed Introgen Therapeutics Patents under this Agreement.

            1.21 "[*] Gene" means a wild-type [*] gene, and/or analogues, homologues and derivatives thereof.

            1.22 "IND" means an Investigational New Drug Application for a product, as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated at 21 C.F.R. Section 312 et seq., and any comparable filing in any country other than the United States.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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            1.23 "INGN 201" means that certain product described in BB-IND 6165
(head and neck cancer) and BB-IND 6026 (lung cancer) and any foreign counterparts thereof, as such filings exist as of the Effective Date or as they may be modified during the term of this Agreement.

            1.24 "Introgen Therapeutics" means Introgen Therapeutics, Inc., a Delaware corporation, and its Affiliates.

            1.25 "Introgen Therapeutics Adenoviral Patents" means those patents and patent applications described in Exhibit 1.25 and any parent applications thereof (the "Existing Introgen Therapeutics Adenoviral Patents"), as well as all divisions, continuations, continuations-in-part, patents of addition, substitutions, with respect to any of the foregoing applications and patents, and all patents, registrations, reissues, reexaminations, extensions and other rights of any kind anywhere in the world issuing on or with respect to any of the foregoing, in each case that are owned, controlled or licensed from a Third Party by Introgen Therapeutics. Notwithstanding the foregoing, continuations-in-part, applications, foreign counterparts thereof, and patents issuing thereon shall only be included in the Existing Introgen Therapeutics Adenoviral Patents to the extent they claim subject matter conceived or reduced to practice as of or prior to the Effective Date.

            1.26 "K-ras Collaboration Product" means the gene therapy products within the K- ras Field that were developed by Introgen Therapeutics and Aventis from time to time pursuant to the Early Stage Development Program, as specified in the Program Plan and Budget to the extent one exists, and as further defined in Section 6.1 of the Original K-ras Agreement.

            1.27 "K-ras Documentation" means, to the extent such documentation exists, any (i) data, documentation and information owned or controlled by Aventis with respect to the any K-ras Collaboration Product, including but not limited to, any study results, investigator reports and correspondence, investigator brochures, or other documentation required by United States and international good laboratory practice regulations and guidelines, expert opinions and analyses, computer databases, computer database validation and verification reports, analytical methodologies and vendor information; (ii) regulatory filings (including sponsorship thereof), electronic information in databases related to regulatory information and filings, correspondence with regulatory authorities, and the like with respect to any K-ras Collaboration Product; (iii) any plans for the research and development of any K-ras Collaboration Product; and (iv) other data, documentation and information in a tangible medium pertaining to the K-ras Collaboration Product.

            1.28 "K-ras Gene" means a wild-type K-ras gene, and/or analogues, homologues and derivatives thereof.

            1.29 "K-ras Materials" means, to the extent such materials exist, any materials acquired by Aventis in connection with the Original K-ras Agreement or that are otherwise owned or controlled or controlled by Aventis, that Aventis created, devised or acquired in connection with the research or development of any K-ras Collaboration Product, including but not limited to, any tangible research materials, master viral bank stocks, cell lines, cell banks, reagents, supplies of K-ras Collaboration Products that Aventis has purchased or ordered from Introgen Therapeutics, intermediate work-in-progress, formulation materials and the like.


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            1.30 "Later Stage Clinical Development" means all clinical development, regulatory affairs and other activities necessary to continue the development of INGN 201 and to obtain all governmental approvals required to market INGN 201. Later Stage Clinical Development shall include the conduct and support of the Ongoing Clinical Trials.

            1.31 "Licensed Aventis Patents" means those patents and patent applications listed in Exhibits 1.6, 1.7, 1.8 and 1.10 that are licensed or transferred by the Aventis Parties to Introgen Therapeutics under this Agreement.

            1.32 "Licensed Introgen Therapeutics Patents" means those patents and patent applications listed in Exhibit 1.25 licensed or transferred by Introgen Therapeutics to the Aventis Parties under this Agreement.

            1.33 "Licensed Technologies" means the Aventis K-ras Technology, any p53 Collaboration Product and Aventis Targeting Technology licensed or transferred by the Aventis Parties to Introgen Therapeutics under this Agreement.

            1.34 "Licensed Patents" means, as applicable, the Licensed Aventis Patents (where the Aventis Parties are the Granting Parties and Introgen Therapeutics the Licensee Party) and the Licensed Introgen Therapeutics Patents (where Introgen Therapeutics is the Granting Party and the Aventis Parties are the Licensee Parties).

            1.35 "Licensee Party" means, as applicable, the Aventis Parties where they are the licensee or transferee of Licensed Introgen Therapeutics Patents under this Agreement, and Introgen Therapeutics where it is the licensee or transferee of Licensed Aventis Patents or Licensed Aventis Technologies under this Agreement.

            1.36 "Mark" means any trademark, service, mark, trade name, domain name, or the like, or any other word, name, symbol or device, or any combination thereof, used or intended of use to either identify or to distinguish the collaboration product, INGN 201, including all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

            1.37 "Ongoing Clinical Trials" means those certain clinical trials of INGN 201 listed in Exhibit 1.37 hereto.

            1.38 "p53 Collaboration Product" means the gene therapy products that were developed by Introgen Therapeutics and Aventis from time to time pursuant to the Early Stage Development Program, as specified in the Program Plan and Budget in effect from time to time, and as further defined in Section
6.1 of the Original p53 Agreement.

            1.39 "p53 Documentation" means all (i) data, documentation and information owned or Controlled by Aventis with respect to any p53 Collaboration Product, including but not limited to, all study results, clinical and pre-clinical data, safety data, investigator reports, clinical-trial protocols and protocol amendments, batch records, patient records, statistical analyses and reports, copies of case report forms, clinical site monitoring, inspection and audit reports, clinical trial standard operating procedures, adverse-event reports, institutional review board and ethics committee


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approvals and correspondence, informed consents, investigator brochures, documentation required by United States and international good clinical practice regulations and guidelines, documentation required by United States and international good laboratory practice regulations and guidelines, documentation required for clinical trial quality assurance and quality control, clinical trial master files, expert opinions and analyses, computer databases, computer database validation and verification reports, analytical methodologies, bulk- and final-product manufacturing processes, vendor information, and manufacturing data; (ii) regulatory filings (including sponsorship thereof), electronic information in databases related to regulatory information and filings, correspondence with regulatory authorities, and the like with respect to any p53 Collaboration Product; (iii) marketing forecasts and information, and all plans for the research, development and commercialization of any p53 Collaboration Product; and (iv) other data, documentation and information in a tangible medium pertaining to any p53 Collaboration Product.

            1.40 "p53 Gene" means a wild-type p53 gene, and/or analogues, homologues and derivatives thereof.

            1.41 "p53 Materials" means materials acquired by Aventis in connection with the Original p53 Agreement or that are otherwise owned or controlled or controlled by Aventis, which Aventis created, devised or acquired in connection with the research or development of any p53 Collaboration Product, including but not limited to, tangible research materials, master viral bank stocks, cell lines, cell banks, reagents, supplies of INGN 201 that Aventis has purchased or ordered from Introgen Therapeutics, final product, bulk drug substance, intermediate work-in-progress, formulation materials and the like.

            1.42 "Parties" means APPI, APSA and Introgen Therapeutics.

            1.43 "Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, association, or joint venture or a government, agency, political subdivision, or instrumentality thereof.

            1.44 "Registration Rights Agreement" means the Registration Rights Agreement, of even date herewith, by and among Introgen Therapeutics, APPI and RPRIH, substantially in the form as that attached hereto as Exhibit 1.44.

            1.45 "RPRIH" means Rhone-Poulenc International (Holdings), Inc., a Delaware corporation and a subsidiary of Aventis S.A.

            1.46 "Safety Database" means all information related to the safety of administering the p53 Collaboration Product in humans and animals that was gathered during the course of development of the p53 Collaboration Product.

            1.47 "Stock Purchase Agreement" shall mean the Introgen Therapeutics, Inc. Series A Non-Voting Convertible Preferred Stock Purchase Agreement, of even date herewith, by and between Introgen Therapeutics and APPI, in the form as that attached hereto as Exhibit 1.47.

            1.48 "Term Sheet" means that certain Letter of Intent dated April 2, 2001 by and between Introgen Therapeutics and APPI, including Exhibit A thereto.


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            1.49 "Third Party" means, with respect to any Party, any Person that is not an Affiliate of such Party.

            1.50 "Third Party Agreements" means collectively those agreements of the Parties identified or described in Exhibit 1.50, as such agreements exist on the Effective Date.

            1.51 "TK Gene Therapy Product" means a Gene Therapy Product in which at least the HSK-tk Gene together with the GM-CSF gene are contained in one or more adenoviral vectors.

            1.52 "Transaction Agreements" means this Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, and the Voting Agreement.

            1.53 "Transition Assets" means any agreements, rights, reagents, p53 Materials, p53 Documentation or other subject matter related to any p53 Collaboration Product required to be transferred during the Transition Period pursuant to Article 2.

            1.54 "Transition Period" means the period of time commencing on [*] and continuing through [*].

            1.55 "Voting Agreement" means the Voting Agreement of even date herewith, by and among Introgen Therapeutics, APPI and RPRIH, in the form as that attached hereto as Exhibit 1.55.

            1.56 Additional Definitions. The following additional terms have the meaning ascribed thereto in the Section indicated next to such term.

                     Defined Term                Section
                     ------------                -------
               Agreement                         Preamble

               APPI                              Preamble

               APSA                              Preamble

               Aventis Parties                   Preamble

               Effective Date                    Preamble

               Original p53 Agreement            Preamble

               Original K-ras Agreement          Preamble

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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      2. TRANSITION OF p53 COLLABORATION PRODUCTS

            2.1 Termination of Original p53 Agreement, Confidentiality Agreement, CRADA Side Letter and Term Sheet. As of the Effective Date, except as provided in Section 7.4, each of the Original p53 Agreement, Confidentiality Agreement, CRADA Side Letter and Term Sheet and any other arrangement or agreement entered into in connection with any of the foregoing shall terminate in their entirety and no provision thereof (including any provision referenced therein that was agreed to survive termination) shall be of any further force or effect.

            2.2 INGN 201. The Aventis Parties and Introgen Therapeutics agree that the further development, manufacture and commercialization of INGN 201 will be transferred to Introgen Therapeutics during the Transition Period, all as set forth below.

                   2.2.1 Ongoing Trials. It is understood that the Ongoing Clinical Trials are currently underway, and that Aventis has entered into the Clinical Trial Agreements with Third Parties with respect to the performance of the Ongoing Clinical Trials. The performance of the Clinical Trial Agreements shall be continued through the Transition Period, or discontinued, at the direction of Introgen Therapeutics, as follows:

                         (a) Introgen Therapeutics will have the right to
control all aspects of the Ongoing Clinical Trials. To that end, the Aventis Parties will exercise such rights as they have, and will cause any of their Affiliates, as appropriate, to do so under the Clinical Trial Agreements, as directed by Introgen Therapeutics, including by requesting the other Party or Parties to the Clinical Trial Agreements to take such actions, or to not take such actions, as are permitted or required under the Clinical Trial Agreements and under applicable laws, regulations and regulatory requirements, all as Introgen Therapeutics may so direct. However, neither Aventis Party shall have any duty to take such actions or fail to take such action unless an indemnity reasonably satisfactory to the Aventis Parties is provided by Introgen Therapeutics.

                         (b) Introgen Therapeutics shall promptly reimburse the
Aventis Parties for any amounts actually paid or accrued to any other Party or Parties to a Clinical Trial Agreement with respect to the conduct of the Ongoing Clinical Trials, to the extent such payments are for the costs of performing activities under the Clinical Trial Agreements during the Transition Period and such Party is not an Affiliate or such Parties are not Affiliates of the Aventis Parties; provided that Introgen Therapeutics has approved such costs, which it may do or not do in its sole discretion, in writing (including costs that Introgen Therapeutics approved in writing or that were approved by the Joint Project Team before or after the Effective Date of this Agreement). Any requested reimbursement not made by Introgen Therapeutics within 30 days of notification by the Aventis Parties of such requested reimbursement shall be deemed late for purposes of Section 8.3.

                         (c) Upon request by Introgen Therapeutics from time to
time during the Transition Period, the Aventis Parties will cause to be transferred to Introgen Therapeutics any or all of the Clinical Trial Agreements. To effect any such transfer, Introgen Therapeutics will execute and deliver to the Aventis Parties, and the Aventis Parties will cause to be executed and delivered to Introgen Therapeutics, an Assignment and Assumption Agreement substantially in the form of Exhibit 2.2.1(c). If any Clinical Trial Agreement is not transferable to Introgen Therapeutics or a Party promptly designated by Introgen Therapeutics, the Aventis Parties will, if possible, terminate such Clinical Trial Agreements by or before the end of the Transition Period. Introgen Therapeutics


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

shall remain free to enter into its own agreements in place of those terminated. In addition, after the Effective Date, the Aventis Parties will terminate any or all such Clinical Trial Agreements as Introgen Therapeutics may so request. Any reasonable costs incurred by Aventis in compliance with this Section 2.2.1(c) shall be reimbursed by Introgen Therapeutics with the exception of costs associated with the termination of Study [*], which costs shall be borne by Aventis.

                         (d) The Aventis Parties agree to cooperate, and to take
such actions as Introgen Therapeutics may reasonably request, to enable Introgen Therapeutics to exercise full control of the Ongoing Clinical Trials and to obtain the benefits that were due to Aventis with respect to the Clinical Trial Agreements and the Ongoing Clinical Trials. However, the Aventis Parties shall have no duty to take such actions unless an indemnity reasonably satisfactory to the Aventis Parties is provided by Introgen Therapeutics.

                   2.2.2 Other Support of Later Stage Clinical Development.

                         (a) The  Aventis  Parties  will  use  reasonable
commercial efforts to continue performing the Later Stage Clinical Development through the end of the Transition Period, subject to Section 2.2.1(c). These activities will include, but not be limited to, those activities described in
Exhibit 2.2.2, it being understood that the Aventis Parties shall continue to devote to the Later Stage Clinical Development the personnel and resources reasonably necessary to carry out its obligations under Article 2. Notwithstanding the foregoing, the Aventis Parties shall not be responsible to incur out-of-pocket costs under the Clinical Trial Agreements for the Ongoing Clinical Trials, except those to be reimbursed by Introgen Therapeutics under
Section 2.2.1, but the Aventis Parties shall continue to bear their internal costs to continue the Later Stage Clinical Development through the end of the Transition Period.

                         (b) In addition, the Aventis Parties agree to use
reasonable commercial efforts to:

                                (i) transition to Introgen Therapeutics the
ongoing conduct of the Later Stage Clinical Development during the Transition Period; and

                                (ii) assist Introgen Therapeutics, as reasonably
requested, to understand and utilize the Transition Assets provided that the Aventis Parties shall have no obligation under this Section 2.2.2(b)(ii) with respect to any Transition Asset that has been in Introgen Therapeutics's possession for more than ninety (90) days after having been transferred and delivered by Aventis to Introgen Therapeutics under this Agreement.

                   2.2.3 Communication and Reporting.

                         (a) Introgen Therapeutics or its designee shall have
primary control over all material activities with respect to the conduct of Later Stage Clinical Development, including primary responsibility for communications with investigators, regulatory authorities, and all other Parties outside Aventis, provided that the Aventis Parties shall not be obligated to take any action, or refrain from taking any action, that would cause Aventis to incur liability to a Third Party for which Introgen Therapeutics has not provided indemnity or otherwise accepted responsibility, in

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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

each case, pursuant to a separate written agreement in a form reasonably acceptable to the Aventis Parties.

                         (b) Within 10 business days after a request by Introgen
Therapeutics from time to time, to the extent the request is compatible with applicable laws, regulations or regulatory requirements, the Aventis Parties shall deliver to Introgen Therapeutics, the FDA, other regulatory authorities, clinical research organizations, investigators, Aventis employees and other appropriate Parties, a letter authorizing Introgen Therapeutics to assume primary correspondence with respect to all regulatory filings for, clinical trials and other matters with respect to the Later Stage Clinical Development of INGN 201.

                         (c) During the Transition Period, the Aventis Parties
shall keep Introgen Therapeutics reasonably informed of all activities it has taken or is taking in connection with its performance of Later Stage Clinical Development. The obligation of the Aventis Parties to keep Introgen Therapeutics reasonably informed primarily includes, but is not limited to, making monthly written reports in reasonable detail to Introgen Therapeutics, stating in each such report the specific activities performed, the personnel and resources devoted to such activities, and any estimated amounts that are reimbursable by Introgen Therapeutics under Section 2.2.1(b). The Aventis Parties shall make additional reports as reasonably requested by Introgen Therapeutics.

            2.3 Transfer of p53 Materials, p53 Documentation and INGN 201 INDs.

                   2.3.1 Transfer. Subject to the terms of this Agreement and to legal, contractual or regulatory restrictions, during the Transition Period, the Aventis Parties shall assign and transfer, and cause their respective Affiliates to assign and transfer to Introgen Therapeutics exclusively as to uses for Gene Therapy Products utilizing the p53 Gene and non-exclusively for other Gene Therapy Products , the right, title and interest of the Aventis Parties in and to (i) p53 Materials; (ii) p53 Documentation; and (iii) INDs with respect to INGN 201 and any other subject matter set forth in Exhibit 2.3.1. For p53 Materials not containing the p53 Gene, such as master cell banks, the Aventis Parties shall retain a portion of such materials for uses for Gene Therapy Products not utilizing the p53 Gene. The Parties shall mutually determine in good faith the schedule of the transfer of such materials during the Transition Period so as to not materially hinder the progress of the trials or the scientific validity of the results. The preliminary schedule for such transfer is attached as Exhibit 2.3.1.a.

                   2.3.2 Instrument of Transfer. The Parties shall effect the transfers and deliveries of the (i) p53 Materials; (ii) p53 Documentation; and
(iii) INDs with respect to INGN 201 under Section 2.3.1 by entering into an instrument of assignment substantially in the form of Exhibit 2.3.2 hereto (the "p53 Assignment Agreement"), or where appropriate or required, by execution of separate instruments of assignment.

                   2.3.3 Delivery. During the Transition Period, the Aventis Parties shall deliver to Introgen Therapeutics all of the (i) p53 Materials;
(ii) p53 Documentation; and (iii) INDs with respect to INGN 201 except (a) as may be required for the Aventis Parties to be able to fulfill their respective legal and regulatory obligations, (b) where the conveyance, assignment or transfer of such by its terms or by operation of law cannot be freely conveyed, assigned or transferred, (c) where the delivery of such p53 Materials or p53 Documentation requires the prior approval or consent of a Third Party pursuant to a Third Party Agreement or of a Governmental Entity and such approval or consent cannot be obtained by Aventis. To the extent the Aventis Parties are required to retain any records or documentation relating to the p53 transfer as described above by reason of regulatory requirements, the Aventis Parties shall make such records or documentation available to regulatory authorities for inspection and use under the supervision of the Aventis Parties and, if Introgen Therapeutics so elects, in the presence of one or more representatives of Introgen Therapeutics, for as long as either Aventis Parties has an obligation under applicable regulations to retain such records or documentation. All other documents shall be transferred to Introgen Therapeutics by the end of the Transition Period, and the Aventis Parties shall have no ongoing duty whatsoever to retain such records or to allow access to such records by Introgen Therapeutics.

                   2.3.4 Safety Database. Pursuant to its obligations under
Section 2.3, the Aventis Parties shall provide to Introgen Therapeutics all data contained within the Safety Database as it exists as of the Effective Date.

                         (a) The Aventis Parties shall retain the right to use
the data contained within the Safety Database for purposes unrelated to the Collaboration Product or other products employing the p53 Gene. However, the Aventis Parties shall keep confidential and shall not publish or otherwise disclose the data contained in the Safety Database or any other information related to the data contained in the Safety Database to any Third Party without Introgen Therapeutics' prior written consent, except as may be required by Applicable Law or as requested by a Governmental Entity. Notwithstanding the foregoing, the Aventis Parties shall be entitled to transfer the data contained in the Safety Database to Gencell for use by Gencell. At the time or such transfer, the right of the Aventis Parties to use the safety database shall be deemed transferred to Gencell and shall no longer be owned by the Aventis Parties.

                         (b) Notwithstanding the foregoing, the Aventis Parties,
or Gencell if the right of the Aventis Parties to use the data is transferred to Gencell, may submit data contained within the Safety Database to applicable Governmental Entities in connection with regulatory filings for products unrelated to the p53 Collaboration Product.

                         (c) Nothing in the foregoing shall be deemed to in any
way limit the rights of Aventis in the software currently used in connection with the Safety Database or to confer upon Introgen Therapeutics a license or other rights to use such software.

            2.4 Further Assurances. Nothing in this Agreement requires the conveyance, assignment or transfer of any p53 Materials or p53 Documentation that by its terms or by operation of law cannot be freely conveyed, assigned, transferred or assumed. To the extent the Aventis Parties and Introgen Therapeutics have been unable to obtain any governmental or Third-Party consents or approvals required for the transfer of any p53 Materials or p53 Documentation, the Aventis Parties shall, without additional consideration for doing so, exercise or exploit their rights in respect of such p53 Materials only as Introgen Therapeutics reasonably directs, and Introgen Therapeutics shall reimburse the reasonable out-of-pocket costs that the Aventis Parties incur at Introgen's direction. Without limiting Section 2.2, the Aventis Parties shall use reasonably diligent efforts to obtain required consents or approvals that have not been obtained at the earliest practicable date for any conveyance, assignment or transfer of p53 Materials or p53 Documentation (other than a Clinical Trial Agreement, the transfer of which is covered specifically by Section 2.2.1). When any of these consents or approvals are obtained, the appropriate Aventis Party shall promptly assign its rights and obligations under the p53 Materials or p53 Documentation to Introgen Therapeutics without payment of additional consideration. The Parties shall execute, and if necessary file with the applicable entity, good and sufficient instruments as may be reasonably necessary to evidence or perfect such assignment. Without limiting the foregoing, the Aventis Parties shall provide to Introgen Therapeutics promptly after the Effective Date letters of authorization or other instruments authorizing Introgen Therapeutics to receive the benefits of any regulatory filings within the p53 Documentation.

            2.5 Exclusivity of Efforts. APPI and APSA shall not, and shall cause Gencell to not, for a period of [*] years after the close of the Transition Period, directly or indirectly through their Affiliates, develop or commercialize a gene therapy product using the p53 Gene (a "Competing p53 Business") other than the continuance of the Later Stage Clinical Development in accordance with Article 2 provided, however, that the foregoing shall not be deemed breached as a result of (1) the acquisition, whether by merger, consolidation, stock purchase or otherwise, of APPI, APSA or any of their Affiliates by a Third Party whose operations involve a Competing p53 Business or
(2) the acquisition, whether by merger, consolidation, stock purchase or otherwise, by APPI, APSA or any of their Affiliates of an interest in any Third Party which, at the time of such acquisition, derives no more than [*] of its revenues for its most recently completed fiscal year from a Competing p53 Business. This Section 2.5 shall not be deemed to limit the licenses or exclusivity under Section 3.1 as to APPI, APSA or any of their Affiliates other than a Person that becomes an Affiliate only by reason of a transaction covered by clause (1) or (2) of the proviso above (for purposes of this Section 2.5, a "New P53 Affiliate"). The Aventis Parties will not grant or provide to any New P53 Affiliate that conducts a Competing p53 Business that falls within the exceptions set forth in clauses (1) or (2) of the proviso above any licenses or other rights to use p53 Documentation, p53 Materials or Aventis p53 Patents with a Gene Therapy Product containing the p53 Gene.

      3. p53, AVENTIS DELIVERY, AND TARGETING PATENT OR TECHNOLOGY LICENSES AND INTROGEN THERAPEUTICS ADENOVIRAL PATENT LICENSES

            3.1 Licenses to Introgen Therapeutics. The provisions of this
Section 3.1 shall be subject to the provisions of Section 7.2 and Section 7.3.

                   3.1.1 Aventis p53 Patents The Aventis Parties hereby grant to Introgen Therapeutics a royalty-free (except as provided in Sections 7.2 and 7.3), worldwide, paid-up, license, including the right to grant and authorize sublicenses in accordance with Section 3.3, under the Aventis p53 Patents to make, have made, use, import, sell, offer to sell, and practice any method, process or procedure with respect to or comprising:

                         (a) one or more products incorporating a p53 Gene; and

                         (b) one Gene-Therapy Product, selected by Introgen
Therapeutics in accordance with Article 5 that does not incorporate the p53
Gene.

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                                      -13-
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The license under Section 3.1.1(a) shall be exclusive for all purposes pertaining to the manufacture, sale or use of products incorporating a p53 Gene, and the license under Section 3.1.1(b) shall be non- exclusive. The license under Section 3.1.1(a) shall be exclusive even as to Aventis.

                   3.1.2 Aventis Delivery Patents. The Aventis Parties hereby grant to Introgen Therapeutics a royalty-free (except as provided in Sections
7.2 and 7.3), worldwide, paid- up license, including the right to grant and authorize sublicenses in accordance with Section 3.3, under the Aventis Delivery Patents to make, have made, use, import, sell, offer to sell, and to practice any method, process or procedure, with respect to or comprising:

                         (a) one or more products incorporating a p53 Gene; and

                         (b) one or more products that utilize an adenoviral
vector and that: (i) are for uses other than the treatment of cardiovascular disease; and (ii) are not for the delivery of the [*] Gene.

The license under Section 3.1.2(a) shall be exclusive for all purposes pertaining to the manufacture, sale or use of products incorporating a p53 Gene, and the license under Section 3.1.2(b) shall be non-exclusive.

                   3.1.3 Aventis Targeting Technologies. The Aventis Parties hereby grant to Introgen Therapeutics an exclusive, royalty-free (except as provided in Sections 7.2 and 7.3), worldwide, paid-up license, including the right to grant and authorize sublicenses in accordance with Section 3.3, under the Aventis Targeting Technologies to make, have made, use, import, sell and offer to sell, and to practice any method, process or procedure comprising or with respect to products incorporating a p53 Gene, excluding ex vivo Gene Therapy Products.

            3.2 Introgen Therapeutics Adenoviral Patents. Introgen Therapeutics hereby grants to the Aventis Parties a non-exclusive, royalty-free (except as provided in Sections 7.2 and 7.3) worldwide, paid-up license, including the right to grant and authorize sublicenses in accordance with Section 3.3, under the Introgen Therapeutics Adenoviral Patents to make, have made, use, import, sell and offer to sell, and practice any method, process or procedure with respect to or comprising one Gene-Therapy Product selected by the Aventis Parties in accordance with Article 5; provided that the selected Gene-Therapy Product shall not include use of a p53 Gene.

            3.3 Limitations on Sublicense Rights and Requirements for Notification; Transfers.

                   3.3.1 Sublicenses. The Licensee Parties may grant and authorize sublicenses under the rights licensed to them under the Licensed Patents, as applicable, except that:

                         (a) Introgen Therapeutics shall not grant or authorize
any sublicense under its licensed rights in the Aventis p53 Patents, Aventis Delivery Patents or Aventis Targeting Technologies for a product described in
Section 3.1.1(b), Section 3.1.2(b) or Section 3.1.3 unless Introgen Therapeutics has conducted Substantial Development, as defined below, with respect to such product.

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                                      -14-
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                         (b) Neither Aventis Party shall grant or authorize any
sublicense under its licensed rights in the Introgen Therapeutics Adenoviral Patents for a product described in Section 3.2 unless Aventis has conducted Substantial Development with respect to such product. The Parties acknowledge that, as of the Effective Date, Aventis has conducted Substantial Development of the [*] Gene Therapy Product as referenced in Section 5.1 such that a right to sublicense exists.

                         (c) For  purposes of this Section 3.3, the phrase
"Substantial Development" means that Introgen Therapeutics (with respect to a sublicense described in clause (a) above), or the Aventis Parties (with respect to a sublicense described in clause (b) above), has conducted bona fide research and/or development activities at a documented cost of $5 million or more with respect to the subject matter to be made, used or sold pursuant to such sublicense (the "Sublicensed Subject Matter"), whether for its own account, or under a collaboration or other arrangement with a Third Party, and that Introgen Therapeutics or one of the Aventis Parties, respectively, is granting rights to other significant intellectual property Controlled by Introgen Therapeutics or the Aventis Parties, respectively, which is incorporated in the Sublicensed Subject Matter, its manufacture or use (i.e., other than the Licensed Patents or Licensed Technologies that Introgen or the Aventis Parties is (or are) so sublicensing).

                   3.3.2 Notification. The Licensee Party shall notify the Granting Party of any sublicense of non-exclusively Licensed Patents or Licensed Technologies within 60 days of such sublicense. Each such notification shall include a summary of the material terms of the sublicense and, if applicable, an explanation and evidence in reasonable detail of Substantial Development.

            3.4 Transfers. The licenses granted under this Article 3 are non-transferable, except as provided under Section 15.7.

      4. K-ras TECHNOLOGY TRANSFER AND LICENSE

            4.1 Termination of Original K-ras Agreement, Confidentiality Agreement and Term Sheet. As of the Effective Date, the Original K-ras Agreement and any other arrangement or agreement entered into in connection with such agreement shall terminate in their entirety and no provision thereof (including any provision referenced therein that was agreed to survive termination) shall be of any further force or effect.

            4.2 Transfer of K-ras Materials and K-ras Documentation.

                   4.2.1 Transfer. Subject to the terms of this Agreement and to legal, contractual or regulatory restrictions, during the Transition Period, the Aventis Parties shall assign and transfer, and cause their respective Affiliates to assign and transfer to Introgen Therapeutics exclusively as to uses for Gene Therapy Products utilizing the K-ras Gene and non-exclusively for other Gene Therapy Products, the right, title and interest of the Aventis Parties in and to K-ras Materials and K-ras Documentation. For any K-ras Materials not containing the K-ras Gene, such as master cell banks, the Aventis Parties shall retain a portion of such materials for uses for Gene Therapy Products not utilizing the K-ras Gene.

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                                      -15-
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                   4.2.2 Instrument of Transfer. The Parties shall effect the transfers and deliveries of the K-ras Materials and K-ras Documentation under
Section 4.2.1 by entering into an instrument of assignment substantially in the form of Exhibit 4.2.2 hereto (the "K-ras Assignment Agreement"), or where appropriate or required, by execution of separate instruments of assignment.

                   4.2.3 Delivery. During the Transition Period, the Aventis Parties shall deliver to Introgen Therapeutics all of the K-ras Materials and K-ras Documentation except (a) where the conveyance, assignment or transfer of such by its terms or by operation of law cannot be freely conveyed, assigned, transferred or assumed, or (b) where the delivery of such the K-ras Materials and K-ras Documentation requires the prior approval or consent of a Third Party pursuant to a Third Party Agreement or of a Governmental Entity and such approval or consent cannot be obtained by the Aventis Parties. To the extent the Aventis Parties are required to retain any records or documentation relating to the K-ras transfer as described above by reason of regulatory requirements, the Aventis Parties shall make such records or documentation available to regulatory authorities for inspection and use under the supervision of the Aventis Parties and, if Introgen Therapeutics so elects, in the presence of one or more representatives of Introgen Therapeutics, for as long as either Aventis Parties has an obligation under applicable regulations to retain such records or documentation. All other documents shall be transferred to Introgen Therapeutics by the end of the Transition Period, and the Aventis Parties shall have no ongoing duty whatsoever to retain such records or to allow access to such records by Introgen Therapeutics.

                   4.2.4 Further Assurances. Nothing in this Agreement requires the conveyance, assignment or transfer of any the K-ras Materials and K-ras Documentation that by its terms or by operation of law cannot be freely conveyed, assigned, transferred or assumed. To the extent Aventis and Introgen Therapeutics have been unable to obtain any governmental or Third- Party consents or approvals required for the transfer of any K-ras Materials and K-ras Documentation, the Aventis Parties shall, without additional consideration for doing so, exercise or exploit its rights in respect of such K-ras Material only as Introgen Therapeutics reasonably directs, and Introgen Therapeutics shall reimburse the reasonable out-of-pocket costs that the Aventis Parties incur at Introgen's direction. Without limiting Section 4.1, the Aventis Parties shall use reasonably diligent efforts to obtain all unobtained consents or approvals at the earliest practicable date for any conveyance, assignment or transfer of K-ras Materials and K-ras Documentation. When any of these consents or approvals are obtained, each Aventis Party shall promptly assign its rights and obligations under the K-ras Materials and K-ras Documentation to Introgen Therapeutics without payment of additional consideration.

                   4.2.5 Exclusivity of Efforts. APPI and APSA shall not, and shall cause Gencell to not, for a period of [*] years after the close of the Transition Period, directly or indirectly through their Affiliates, conduct any activities directed to the development or commercialization of any product comprising the K-ras Gene (a "Competing K-ras Business") provided, however, that the foregoing shall not be deemed breached as a result of (1) the acquisition, whether by merger, consolidation, stock purchase or otherwise, of APPI, APSA or any of their Affiliates by a Third Party whose operations involve a Competing K-ras Business or (2) the acquisition, whether by merger, consolidation, stock purchase or otherwise, by APPI, APSA or any of their Affiliates of an interest in any Third Party which, at the time of such acquisition, derives no more than [*] of its revenues for its most recently completed fiscal year from a Competing K-ras

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                                      -16-
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Business. The Aventis Parties will not grant or provide to any Person that becomes an Affiliate only by reason of a transaction covered by clauses (1) or
(2) of the proviso above any licenses or other rights to use K-ras Documentation, K-ras Materials or the Aventis K-ras Patents with a Gene Therapy Product containing the K-ras Gene.

            4.3 Licenses to Introgen Therapeutics. The provisions of this
Section 4 shall be subject to the provisions of Section 7.2 and Section 7.3.

            4.4 Aventis K-ras Technology. The Aventis Parties hereby grant to Introgen Therapeutics an exclusive, royalty-free (except as provided in Sections
7.2 and 7.3), worldwide, paid- up, license, including the right to grant and authorize sublicenses under the Aventis K-ras Technology to make, have made, use, import, sell and offer to sell, and practice any method, process or procedure with respect to or comprising the K-ras Gene.

      5. SELECTION OF GENE THERAPY PRODUCTS

            5.1 Initial Selection of [*] Gene Therapy Product. Pursuant to the license granted in Section 3.2.1, the Parties acknowledge that the Aventis Parties have selected as their first Gene Therapy Product the [*] Gene Therapy Product. This Gene Therapy Product shall be deemed approved upon execution of this Agreement and shall not be subject to the selection mechanism described below in the remainder of Article 5. The Aventis Parties will have the right to select another Gene Therapy Product pursuant to the license granted in Section 3.2.1, and any such later selection will be subject to the selection mechanism described below.

            5.2 Initial Notice. At any time during the Term of this Agreement, a Licensee Party under Section 3.1.1(b) or Section 3.2 may notify the Granting Party that the Licensee Party wishes to designate a Gene Therapy Product for purposes of its license under, as applicable, Section 3.1.1(b) or Section 3.2.

            5.3 Notice of Availability. Within 30 business days following a Granting Party's receipt of a Licensee Party's notice with regard to [*] Gene Therapy Product, the Granting Party shall notify Licensee Party whether that
[*] Gene-Therapy Product is available for licensing to Licensee Party. A selected Gene Therapy Product shall not be available for Licensee Party's use under Section 3.1.1(b) or Section 3.2, as applicable, (i) to the extent that the Granting Party has previously granted to a non-Affiliate Third Party rights under the particular Licensed Patents that would conflict with the license sought by the Licensee Party under Section 3.1.1(b) or Section 3.2, respectively; or (ii) if as of the date Granting Party received Licensee Party's notice of a desire to select such Gene Therapy Product, Granting Party: (x) has initiated and is continuing negotiations with a non-Affiliate Third Party relating to that Gene Therapy Product, or (y) has initiated and is continuing an active program of bona fide research or development with respect to that Gene Therapy Product, as shown by contemporaneous written records that existed before Licensee Party's request for a license.

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                                      -17-
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            5.4 Exercising Option to License; Termination of Option.

                   5.4.1 If Granting Party notifies Licensee Party that the particular Gene Therapy Product is available for licensing to Licensee Party under, as applicable, Section 3.1.1(b) or Section 3.2, such Gene Therapy Product shall be considered licensed under such section as of the date of the notice by Granting Party. Following the license of a Gene Therapy Product under, as applicable, Section 3.1.1(b) or Section 3.2, Licensee Party may later terminate its license rights for such Gene Therapy Product, in which case Licensee Party may select an alternative Gene Therapy Product in accordance with the procedures set forth in this Article 5; provided that Licensee Party shall have license rights for only one Gene Therapy Product under, as applicable, Section 3.1.1(b) or Section 3.2, at any given time. If Licensee Party has not, at any time, so exercised its right to select a particular Gene Therapy Product, it is understood that Granting Party may grant a license, exclusive or otherwise, to a Third Party under the Aventis p53 Technology (where the Aventis Parties are the Granting Parties and Introgen Therapeutics is Licensee Party) or the Introgen Therapeutics Adenoviral Technology (where Introgen Therapeutics is the Granting Party and the Aventis Parties are the Licensee Parties) with respect to that Gene Therapy Product.

                   5.4.2 The rights of a Licensee Party to license a Gene Therapy Product under, as applicable, Section 3.1.1(b) or Section 3.2 shall terminate upon the final approval for the marketing of such Gene Therapy Product by either the FDA or the respective Ministries of Health (or similar regulatory body or bodies) of any of [*].

            5.5 Unavailability. If Granting Party notifies Licensee Party that rights are not available with regard to a particular, selected Gene Therapy Product, and provides Licensee Party with the necessary written evidence therefor, Licensee Party will have no further license or other rights with regard to that selected Gene Therapy Product under the Aventis p53 Patents (where the Aventis Parties are the Granting Parties and Introgen Therapeutics is Licensee Party) or the Introgen Therapeutics Adenoviral Patents (where Introgen Therapeutics is the Granting Party and the Aventis Parties are the Licensee Parties), unless the Parties agree otherwise in writing. However, this Section
5.5 shall not be deemed to prevent the Licensee Party from selecting such Gene Therapy Product in accordance with this Article 5 at a later date, if such Gene Therapy Product is then available.

            5.6 Termination. The selection mechanism and all other provisions described above in Article 5 shall be available only during the term of this Agreement and shall terminate with any termination of this Agreement.

      6. TRADEMARK LICENSES

            6.1 Transfer of Registrations. For all registrations of or applications for registration of Assigned Marks, Introgen Therapeutics shall be responsible for taking all necessary action to transfer or assign such marks. The Aventis Parties shall make available to Introgen Therapeutics any files maintained by the Aventis Parties in connection with any such registration or application for registration and shall provide such assistance as is reasonably necessary to effectuate such transfers.

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                   6.1.1 Preparation and Recordation of Assignments. The Aventis
Parties shall provide to Introgen Therapeutics the registration or serial number, country and international class for every registration or application for registration for all Assigned Marks. Introgen Therapeutics shall then be responsible for drafting and providing to the Aventis Parties all assignment documents necessary to effect the transfer of such registrations or applications. Introgen Therapeutics shall also be responsible for the filing of all assignment documents, unless the document must, by law, be filed by the Aventis Parties, in which instance Introgen Therapeutics shall reimburse the Aventis Parties for all filing and recordation fees as well as any other reasonable out-of-pocket expenses associated with the filing.

                   6.1.2 Abandonment of Registrations. For all registrations of Assigned Marks that have not been assigned to Introgen Therapeutics as of [*], the Aventis Parties shall execute and file with the applicable Governmental Entities or treaty organizations a notice of express abandonment of the registration.

            6.2 Transfer of Goodwill and Causes of Action. As of the Effective Date, all goodwill of Aventis' p53 gene-therapy business appurtenant to the Assigned Marks is hereby transferred to Introgen Therapeutics to be held and enjoyed by Introgen Therapeutics and all its successors, assigns and/or designees. Additionally, as of the Effective Date, all causes of action and rights of recovery for past infringement, or misappropriation, of the Assigned Marks are hereby transferred to Introgen Therapeutics and all its successors, assigns and/or designees.

            6.3 Limitations. Nothing in the above portions of Article 6 or in
Exhibit 1.4 shall be deemed a representation, warranty or guaranty that any registrations, goodwill, or causes of action or rights of recovery actually exist for the Assigned Marks.

      7. CERTAIN OTHER MATTERS

            7.1 Transaction Agreements; Closing.

                   7.1.1 Deliveries by Introgen Therapeutics at Closing. At the Closing (as defined in the Stock Purchase Agreement) Introgen Therapeutics shall execute and deliver or deliver, as appropriate, the following items:

                        (a) this Agreement;

                        (b) the Stock Purchase Agreement;

                        (c) the Registration Rights Agreement;

                        (d) the Voting Agreement;

                        (e) a certified copy of the Certificate of Designations (as defined in the Stock Purchase Agreement) filed with the Secretary of State of the State of Delaware;

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                                      -19-

                         (f) the Compliance Certificate (as described in section
6 of the Stock Purchase Agreement);

                         (g) the Secretary's Certificate (as described in
section 6 of the Stock Purchase Agreement); and

                         (h) [*] pursuant to Section 8.1 and Section
7.1.2(g).

                   7.1.2 Deliveries by the Aventis Parties at Closing. At the Closing (as defined in the Stock Purchase Agreement), the Aventis Parties shall execute and deliver or deliver, as appropriate, the following items (which shall be executed by the proper Aventis Party):

                         (a) this Agreement;

                         (b) the Stock Purchase Agreement;

                         (c) the Registration Rights Agreement;

                         (d) the Voting Rights Agreement;

                         (e) the p53 Assignment Agreement (in accordance with
Section 2.3.2);

                         (f) the K-ras Assignment Agreement (in accordance with
Section 4.2.2); and

                         (g) a wire transfer of $25 million pursuant to the
Stock Purchase Agreement (which, for convenience, will be reduced by the first [*] payment referenced in Section 8.1).

            7.2 Third Party Consents. If a Granting Party under Article 3 or
Article 4 requires the consent of a non-Affiliate Third Party under any Third Party Agreement to include within a license granted (or an assignment made) by it to Licensee Party (or assignee) under those sections, any subject matter to which the Granting Party otherwise has a right to use for its own purposes, then the Granting Party shall use reasonably diligent efforts to obtain such consent on terms no less favorable than those applicable to Granting Party. Regular reporting of such efforts shall occur as summarized in Exhibit 7.2.

                   7.2.1 Covenant Not to Sue. For those patent properties that require Third Party consents, the Aventis Parties hereby grant to Introgen Therapeutics a covenant not to sue on behalf of the Aventis Parties and their respective Affiliates, but not Third Parties, with respect to the patents listed in Exhibits 1.6, 1.7, 1.8 and 1.10. The scope of the covenant shall be coextensive with the scope of the licenses granted under Articles 3 and 4 and will be subject to any Third Party obligations imposed by existing agreements to which Aventis is a Party. Such obligations are described in greater detail in Exhibits 1.6, 1.7, 1.8 and 1.10. The covenant is granted as of the Effective Date for those licenses to be granted (or any future assignments to be made) to Introgen Therapeutics with respect to which a Third Party consent has not been obtained.

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    the Commission. Confidential treatment has been requested with respect to
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                                      -20-

                         (a) The covenant will expire and terminate as to any
patent when a license is granted (or an assignment made) or upon the expiration of [*] days after an offer of such a license (or assignment) is made but not accepted by Introgen Therapeutics as specified in Section 7.3.1 below.

                         (b) The Aventis Parties will not transfer any rights in
any patents that are subject to a continuing covenant not to sue to any Third Party that will not agree to a similar covenant.

            7.3 Payment Obligations. Introgen Therapeutics will not owe any royalty to Aventis under the Licensed Patents or Licensed Technology. However, Introgen Therapeutics shall, within 30 days of notification by either Aventis Party, reimburse Aventis for any amounts that are payable by Aventis to non-Affiliate Third Parties or a Government Entity pursuant to a Third Party Agreement, including any royalties, license fees, milestone payments, or other payments due to such Third Parties, which in each case become due after the Effective Date as a result of a license granted to Introgen Therapeutics or Introgen Therapeutics's exercise of any of the rights granted under Sections 3.1.1, 3.1.2 and 3.1.3 with respect to such Third Party Agreements.

                   7.3.1 Refusal of Licenses. Introgen Therapeutics shall have the right to decline any license or assignment offered pursuant to Section 7.2 if it does not wish to pay any associated royalties, milestone payments, or other payments due as a result of such license or assignment. However, pursuant to Section 7.2.1(a) above, any covenant not to sue under Section 7.2.1 shall then expire and terminate at the end to [*] days after the offer of such license or assignment.

                   7.3.2 Payments by the Aventis Parties. The Aventis Parties shall remain responsible for any royalties, milestone payments, or other payments owed to Third Parties that are incurred as a result of Aventis' activities and not as a result of activities by Introgen Therapeutics.

            7.4 CRADA Side Letter. The terms of the CRADA Side Letter are hereby incorporated into, and made a part of, this Agreement. For the purposes of these terms, the Original p53 Agreement shall be considered terminated such that, as of the Effective Date of this Agreement, the termination provisions set forth in
Section 6 of the CRADA Side Letter shall be considered applicable to and binding upon each of Introgen Therapeutics and APPI.

            7.5 Safe Harbor Privacy Principles. The Parties hereby acknowledge that certain patient information to be transferred under this Agreement, and under Article 2 in particular, has been gathered or is held in a European Union Member Country. This patient data may be governed by the European Commission Directive on Data Protection (October, 1998) and may not be transferred to a U.S. entity until such entity certifies its Adherence to the Safe Harbor with the U.S. Department of Commerce. The form for such adherence may be found at http://web.ita.doc.gov/safeharbor/SHReg.nsf/SafeHarbor?OpenForm> (accessed June
27, 2001). The Aventis Parties shall have no duty to convey to Introgen Therapeutics any patient information that may not be freely conveyed to a United States corporation under the European Commission Directive or any related European Union member country law until such time as the Aventis Parties have received confirmation of Introgen Therapeutic's Certification of Adherence to the Safe Harbor.

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

Furthermore, Introgen Therapeutics shall indemnify Aventis for all damages arising out of any violations of the Safe Harbor by Introgen Therapeutics.

      8. COSTS AND PAYMENTS

            8.1 Aventis Transition Costs. Introgen Therapeutics shall pay to the Aventis Parties, without right of setoff or counterclaim, the sum of [*]. Such amount shall be payable in [*] installments of [*] each, which payments shall be due on [*] and on [*], respectively. The Parties acknowledge and agree that this amount is not intended to reimburse the Aventis Parties for all of the costs it incurs in performing its obligations under Article 2, and that the amount specified in this Section 8.1 shall not in any way limit the obligations of the Aventis Parties under Article 2.

            8.2 Payment Method. Except as otherwise specifically agreed by the Parties, all payments due under this Agreement shall be made by bank wire transfer in immediately available funds from a U.S. account to an account that the recipient designates. All payments under this Agreement shall be made in U.S. dollars.

            8.3 Late Payment. Any payments due under this Agreement that are not paid within ten (10) days of the date such payments are due shall bear interest to the extent permitted by applicable law at an annual rate equal to the prime rate as reported by The Chase Manhattan Bank, New York, New York, on the date such payment is due, plus an additional [*], calculated on the number of days such payment is delinquent. This Section 8.3 in no way limits any other remedies available to any Party.

                   8.3.1 Commercial Purpose; Usury Savings. It is the intent of the Parties to conform to and contract in strict compliance with applicable usury law. In no way, nor in any event or contingency, shall interest exceed the maximum nonusurious amount (the "Maximum Amount") permitted by Applicable Law. If, from any possible construction of any document or from receipt of anything of value by a Party, interest would otherwise be payable in excess of the Maximum Amount, any such construction or receipt shall be subject to the provisions of this Section 8.3.1 and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document, and any interest in excess of the Maximum Amount shall be applied to the reduction of the amount owing by such Party, or refunded to such Party or other payor thereof if and to the extent such excessive amount exceeds such unpaid amount.

      9. INTELLECTUAL PROPERTY

            9.1 Patent Prosecution.

                   9.1.1 Prosecution by Granting Party. The Granting Party may, at its expense, control the preparation, filing, prosecution and maintenance of the patent applications and

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                                      -22-
patents within the Licensed Patents or Licensed Technologies worldwide, in such countries as it deems appropriate, and conducting any interferences, re-examinations, reissues, oppositions or requests for patent term extensions and restorations relating to the Licensed Patents or Licensed Technology, using counsel of its choice.

                   9.1.2 Prosecution by Licensee Party. Should the Granting Party elect not to pursue the filing, support the U.S. and/or international continued of, or continue the financial support or maintenance of patent applications and patents within the Licensed Patents or Licensed Technologies, the Granting Party shall notify the Licensee Party promptly and in writing. Such notification shall be at least [*] days before any deadline by which action must be taken to preserve a patent right. If the Granting Party fails to provide such [*] day notification, then the Granting Party shall pay any necessary fees and take any necessary action to prevent loss of the patent right. Upon receipt of notification, the Licensee Party shall, within [*] days and in writing, notify the Granting Party if the Licensee Party wishes to preserve the patent right. Upon receipt of such notification the Granting Party shall promptly assign such patent rights to the Licensee Party, subject to Section 9.3 and shall reasonably provide the Licensee Party with copies of the documents relating to and reasonably necessary to protect the interests in the patent or patent application on a continuing basis. Until the assignment is completed, the Granting Party shall, at the direction of the Licensee Party, take actions and make payments to preserve the patent rights until such assignment may be effected, subject to reimbursement from the Licensee Party.

            9.1.3 Continuation of Oppositions. Notwithstanding anything to the contrary in this Article 9, the Aventis Parties shall continue, until final determinations are reached or the Parties otherwise agree, the current opposition of the three p53-related oppositions now pending in the European Patent Office, specifically, the opposition against the [*] patent. Introgen Therapeutics shall reimburse each of the Aventis Parties for the reasonable out-of-pocket expenses incurred in connection with its obligations to continue these oppositions.

            9.2 Enforcement of Exclusively Licensed Technology. If any patents exclusively licensed under this agreement relating to INGN 201 or K-ras are infringed by a Third-Party, or are subject to a declaratory judgment action arising from such infringement, the Aventis Parties shall promptly notify Introgen Therapeutics. The Aventis Parties have the initial right (but not the obligation) to enforce INGN 201 or K-ras patents licensed under Licensed Patents herein, or to defend any declaratory judgment action with respect thereto, at their expense. If the Aventis Parties fail to initiate a suit to enforce any such exclusively licensed patents against a commercially significant infringement within [*] days of a request by Introgen Therapeutics, Introgen Therapeutics may initiate such suit at its expense. The Party involved in any such claim, suit or proceeding, shall keep the other Party hereto reasonably informed of the progress of any such claim, suit or proceeding. Any recovery by such Party received as a result of any such claim, suit or proceeding shall be used first to reimburse such Party for all expenses (including attorneys and professional fees) incurred in connection with such claim, suit or proceeding. In either case, the remainder shall be shared equally by the Aventis Parties and Introgen Therapeutics. The Aventis Parties and Introgen Therapeutics agree to cooperate fully with one another in any such action, including, without limitation, by joining as a Party, provided that the Party initiating the suit reimburses the other for any out-of-pocket expenses that are reasonably incurred in providing such cooperation. It is understood that nothing in

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                                      -23-
this Section 9.2 shall be deemed to grant the Aventis Parties or Introgen Therapeutics the right to license any Third Party for activities within a field licensed exclusively to Introgen Therapeutics or the Aventis Parties under this Agreement, and the recoveries to be shared under this Section 9.2 shall not be deemed to include any amounts received by Introgen Therapeutics or the Aventis Parties with respect to a sublicense of INGN 201 or any K-ras Licensed Patents.

            9.3 Third Party Rights. The foregoing provisions of this Article 9 are subject to and limited by any Third Party Agreements pursuant to which the Granting Party acquired any particular Licensed Patents or Licensed Technologies. It is understood that such agreements may require, for example, that the licensor Party from whom the Granting Party acquired a license to such Licensed Technology control the prosecution of particular patents and patent applications and does not permit access or an opportunity to comment on any documents filed in patent offices.

      10. REPRESENTATIONS AND WARRANTIES

            10.1 General Warranties. Each Party warrants and represents to the other Parties that (i) it has the full right and authority to enter into this Agreement, grant the rights and licenses granted herein and perform its obligations hereunder, subject to the approval of certain Third Parties and Governmental Entities, including, but not limited to those described in Exhibit
1.50 (ii) it has not previously granted and will not grant any rights in conflict with the rights and licenses granted herein.

            10.2 Additional Warranties of the Aventis Parties. In addition to
Section 10.1, the Aventis Parties represent and warrant to Introgen Therapeutics that:

                   10.2.1 Neither of the Aventis Parties has, and neither of them will, seek, or authorize any Third Party to seek, patent protection on any invention made in the course of performing its responsibilities under Article 2.

                   10.2.2 The Assigned Marks described in Exhibit 1.4 include all Marks, as of the Effective Date, Aventis (a) owns of controls, or in which Aventis otherwise has rights, for INGN 201, (b) has used or has intended to use in connection with INGN 201; to Aventis' knowledge, there are no pending proceedings or litigation before any Governmental Entity (including the United States Patent and Trademarks Office) or any other adverse claims, and no such proceedings, litigation or any other adverse claims are threatened, by any Person against the use by Aventis or any of its Affiliates with respect to any Assigned Marks; and all material and necessary registration, maintenance and renewal fees in connection with the Assigned Marks have been paid and all material and necessary documents and certificates in connection with the Assigned Marks have been filed with the relevant patent, copyright, trademark or other authority in the United States or international or foreign jurisdictions, as the case may be, for the purposes of maintaining the Assigned Marks except
(i) where the Aventis Parties have determined in the ordinary course of business not to maintain such Assigned Marks; or (ii) where the failure to make such payments or filings would not, in the aggregate, be reasonably expected to have a material adverse effect upon the rights of the holder of such Assigned Mark.

                   10.2.3 The Aventis Parties have provided to Introgen Therapeutics true, complete and correct copies of all Clinical Trial Agreements; Aventis is not in breach in any material respect of any Clinical Trial Agreement or Third Party Agreement.

                   10.2.4 The patents and patent applications described in
Exhibit 1.8 include all patent rights that, as of the Effective Date: (i) Aventis or its Affiliates own or Control; (ii) cover subject matter invented before the Effective Date of this Agreement; and (iii) cover the manufacture, sale, offering for sale, importation or use of INGN 201. To the knowledge of Aventis, there are no Additional Aventis Patent Rights. In the event that any Additional Patent Rights are discovered at a later time, the Aventis Parties shall promptly grant a license to same to Introgen Therapeutics upon the same terms and conditions provided in Section 3.1.1.

                   10.2.5 There are no existing or threatened actions, suits or claims pending against Aventis with respect to the Licensed Aventis Patents, Licensed Technologies, Transition Assets, INGN 201 or the right of the Aventis Parties to enter into and perform their obligations under this Agreement. Aventis has not previously granted, and will not grant during the term of this Agreement, any right, license or interest that is in conflict with the rights or licenses granted under this Agreement.

            10.3 Additional Warranties of Introgen Therapeutics. In addition to
Section 10.1, Introgen Therapeutics represents and warrants to the Aventis Parties that there are no existing or threatened actions, suits or claims pending against it with respect to the Licensed Introgen Therapeutics Patents; and it has not previously granted any right, license or interest that is in conflict with the rights or licenses granted under this Agreement.

            10.4 Disclaimer of Warranties. INTROGEN THERAPEUTICS AND THE AVENTIS PARTIES EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, OTHER THAN THOSE EXPRESSLY STATED IN THIS ARTICLE 10, AND WITHOUT LIMITATION, EXPRESSLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY PATENTS, AND NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

            10.5 Effect of Representations and Warranties. It is understood that if the representations and warranties under this Article 10 are not true and accurate and either Introgen Therapeutics or either of the Aventis Parties incurs liabilities, costs or other expenses as a result of such falsity, Introgen Therapeutics or the Aventis Parties, as the case may be, shall indemnify, defend and hold the other Party harmless from and against any such liabilities, costs or expenses incurred, provided that the indemnifying Party receives prompt notice of any claim against Introgen Therapeutics or the Aventis Parties, as the case maybe, resulting from (i) such falsity; (ii) the cooperation of the indemnified Party, as requested in connection with any such claim; and (iii) the sole right to control the defense or settlement thereof.

      11. CONFIDENTIALITY

            11.1 Confidential Information. Except as expressly provided herein, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose any information furnished to it by another Party pursuant to this Agreement ("Confidential Information") except to the extent that it can be established by the receiving Party by competent proof that such Confidential Information:

                   11.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

                   11.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

                   11.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

                   11.1.4 was subsequently lawfully disclosed to the receiving Party by a person other than a Party or developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party.

            11.2 Previously Disclosed Confidential Information. Any confidential information received by a Party or its Affiliate pursuant to the Original Agreement or the Confidentiality Agreement shall be deemed to have been received by such Party under this Agreement and to be Confidential Information under this Agreement. Without limiting the generality of the preceding sentence, each of the Parties will promptly return to the other Party all confidential information and materials provided under the Confidentiality Agreement relating to subject matter that was not incorporated into this Agreement, including but not limited to [*] and [*] ("Unused Confidential Information"). Upon request of a
Party that disclosed Unused Confidential Information to another Party, the receiving Party shall promptly return to the disclosing Party or destroy all such information and certify in writing to the disclosing Party of such return or destruction.

            11.3 Permitted Disclosures. Each Party hereto may use and disclose another's Confidential Information to the extent such disclosure is in connection with the exercise of its rights hereunder (including in connection with the grant of a sublicense), provided that if a Party is required to make any such disclosure of another Party's Confidential Information, other than pursuant to a confidentiality agreement, it will use reasonable efforts to secure confidential treatment of such information prior to its disclosure.

            11.4 Compelled Disclosure of Confidential Information. Notwithstanding the foregoing, a Party may disclose another Party's Confidential Information to the extent such disclosure is required by law or by a court; provided, however, the receiving Party shall provide prompt written notice to the disclosing Party of such requirement so that the disclosing Party may seek a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, the receiving Party shall disclose only that portion of the Confidential Information that it is legally required to disclose and shall exercise all reasonable efforts to obtain confidential treatment for such Confidential Information.

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    the Commission. Confidential treatment has been requested with respect to
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                                      -26-
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      12. INDEMNIFICATION

            12.1 Indemnification of Introgen Therapeutics. The Aventis Parties shall indemnify each of Introgen Therapeutics and the directors, officers, employees, and counsel of Introgen Therapeutics and such Affiliates and the successors and assigns of any of the foregoing (the "Introgen Therapeutics Indemnitees"), pay on demand and protect, defend, save and hold each Introgen Therapeutics Indemnitee harmless from and against, any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (any of the foregoing, a "Claim") incurred by any Introgen Therapeutics Indemnitee, arising from or occurring as a result of: (i) activities performed by or under the control of Aventis in connection with the Ongoing Clinical Trials or Later Stage Development; and (ii) Third-Party claims, including without limitation, product-liability claims relating to any products used, sold or otherwise distributed by Aventis or sublicensees (other than Introgen Therapeutics) of Aventis. For purposes of this Section 12.1, it is understood that product- liability claims that arise out of the marketing or use of a product by or under authority of Introgen Therapeutics in a country after obtaining governmental approval to market such product shall not be deemed to "arise from or occur as a result of" the activities of Aventis described above.

            12.2 Indemnification of the Aventis Parties. Introgen Therapeutics shall indemnify each of the Aventis Parties and the directors, officers, employees, and counsel of the Aventis Parties and the Affiliates of the Aventis Parties and the successors and assigns of any of the foregoing (the "Aventis Indemnitees"), pay on demand and protect, defend, save and hold each Aventis Indemnitee harmless from and against any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (any of the foregoing, a "Claim") incurred by any Aventis Indemnitee, arising from or occurring as a result of: (i) activities performed by or under the direction or control of Introgen Therapeutics in connection with the Ongoing Clinical Trials or Later Stage Clinical Development; and (ii) Third-Party claims, including without limitation, product-liability claims, relating to any products used, sold or otherwise distributed by Introgen Therapeutics, its Affiliates or sublicensees (other than Aventis).

            12.3 Procedure. A Party (the "Indemnitee") that intends to claim indemnification under this Article shall promptly notify the other Party (the "Indemnitor") in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee or any of its Affiliates, sublicensees or their directors, officers, employees or agents intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceeding. The indemnity agreement in this Article 12 shall not apply to amounts paid by Indemnitee in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article but the omission so to deliver written notice to the Indemnitor shall not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article. The Indemnitee under this Article, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification and the defense thereof.

      13. MUTUAL RELEASE

            13.1 Introgen Therapeutics Release. As of the Effective Date, Introgen Therapeutics releases, acquits and forever discharges the Aventis Parties, together with each of their respective present and former Affiliates, officers, directors, employees, agents, attorneys, parent companies, subsidiaries, successors and assigns, of and from any and all claims, causes of action, demands, expenses and damages which Introgen Therapeutics or any of its Affiliates may have had, or may now have, or may hereafter have, from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any such claims, causes of action, demands, expenses and damages relating to or arising out of the Original p53 Agreement, Original K-ras Agreement, Confidentiality Agreement, Term Sheet, CRADA Side Letter or any activities undertaken pursuant to or in connection with such agreements.

            13.2 Aventis Release. As of the Effective Date, the Aventis Parties release, acquit and forever discharge Introgen Therapeutics, together with each of its present and former Affiliates, officers, directors, employees, agents, attorneys, parent companies, subsidiaries, successors and assigns, of and from any and all claims, causes of action, demands, expenses and damages which Aventis or any of its Affiliates may have had, or may now have, or may hereafter have, from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any such claims, causes of action, demands, expenses and damages relating to or arising out of the Original p53 Agreement, Original K-ras Agreement, Confidentiality Agreement, Term Sheet, CRADA Side Letter or any activities undertaken pursuant to or in connection with such agreements.

      14. TERM AND TERMINATION

            14.1 Term. This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this
Article 14, shall continue in full force and effect until the expiration of the last patent within the Licensed Patents or Licensed Technologies or the abandonment of the last patent application within the Licensed Patents or Licensed Technologies, whichever is later, unless earlier terminated under this
Article 14. Licenses to each particular patent terminate upon expiration of such patent.

            14.2 Termination for Cause. Either the Aventis Parties or Introgen Therapeutics may terminate this Agreement if the other Party materially breaches or defaults in the performance of any of its material obligations under this Agreement, and that material breach or default continues for [*] days after the non-breaching Party provides written notice to the breaching Party of the material breach or default. Any termination shall become effective at the end of such [*]-day period unless the breaching Party (or any other Party on its behalf) has cured any such breach or default prior to the expiration of the [*]-day period.

            14.3 Termination of Particular Patent or Technology License. The Licensee Party may terminate its license under this Agreement with respect to any or all of the Licensed Patents or Licensed Technologies, from time to time, upon notice to the Granting Party. In such event, the technology specified in such notice shall, from and after the date of such notice, cease to be within the Licensed Patents or Licensed Technologies. Similarly, the Licensee Party may terminate one or more of the licenses to it under this Agreement with respect to a particular product or activity, from time to time, upon notice to the Granting Party; and in such event such product or activity, as the case may be, shall not be so licensed; provided, however, that if the Licensee Party elects to terminate a license under this Section 14.3, such Licensee Party shall remain liable to the Granting Party for any Third- Party payments during the period of such license that would otherwise be required by Section 7.3. In the event of a material breach by a Licensee Party of a license relating to a Licensed Patent or Licensed Technology and that material breach continues for [*] days after the Granting Party provides written notice to the breaching Licensee Party of the material breach, the Granting Party may terminate such license with respect to any or all of the Licensed Patent or Licensed Technology. Any such termination shall become effective at the end of such [*]-day period unless the breaching Licensee Party (or any other Party on its behalf) has cured any such breach prior to the expiration of the [*]-day period. In the event such a termination occurs, (i) the technology specified in such notice shall, from and after the date of such notice, cease to be within the Licensed Patents or Licensed Technologies, and (ii) such Licensee Party shall remain liable to the Granting Party for any Third- Party payments during the period of such license that would otherwise be required by Section 7.3.

            14.4 Effect of Breach or Termination.

                   14.4.1 Accrued Obligations. Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

                   14.4.2 Survival. Articles 2, 5, 7, 8, 10, 11, 12 and 14 of
this Agreement shall survive expiration or termination of this Agreement for any reason. Notwithstanding the foregoing, (i) upon termination of this Agreement by reason of a material breach by the Aventis Parties, Section 3.2 shall terminate and not survive; and (ii) upon termination of this Agreement by reason of a material breach by Introgen Therapeutics, Section 3.1 and Section 7.2 and the licenses and covenants described in therein shall terminate and not survive.

            14.5 Termination for Failure of Closing to Occur. This Agreement and each other agreement and instrument executed by the Parties pursuant to the provisions of this Agreement, including the Stock Purchase Agreement, the Registration Rights Agreement, the Voting Agreement, the p53 Assignment Agreement and the K-ras Assignment Agreement, shall be terminated and shall

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                                      -29-
be of no force or effect in the event that the Closing (as defined in the Stock Purchase Agreement) shall not have occurred on or before 4 p.m., Central time, on Monday, July 2, 2001.

      15. MISCELLANEOUS

            15.1 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of New York without reference to conflicts of laws principles.

            15.2 Force Majeure. Nonperformance of any Party (except for payment obligations) shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming Party.

            15.3 No Implied Waivers; Rights Cumulative. No failure on the part of Introgen Therapeutics or the Aventis Parties to exercise any right and no delay in exercising any right under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            15.4 No Implied Obligations. Nothing in this Agreement shall be deemed to require Introgen Therapeutics or the Aventis Parties to exploit the Licensed Patents or Licensed Technologies nor prevent Introgen Therapeutics or the Aventis Parties from commercializing products or other items similar to or competitive with the Licensed Patents or Licensed Technologies, in addition to or in lieu of the Licensed Patents or Licensed Technologies.

            15.5 Independent Contractors. Nothing contained in this Agreement is intended implicitly, or is to be construed, to constitute Introgen Therapeutics or the Aventis Parties as partners in the legal sense. No Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party or to bind any other Party to any contract, agreement or undertaking with any Third Party.

            15.6 Notices. All notices, requests and other communications required or permitted to be given to a Party under this Agreement shall be in writing and shall be deemed to have been duly given if (i) personally delivered (by courier service or otherwise) or sent by registered or certified mail (return receipt requested and postage prepaid), in each case to the respective address specified below, or such other address as may be specified in writing by such Party to the other Parties hereto; or (ii) sent by confirmed telecopier, as follows:

      APSA:      20 Avenue Raymond
                 ARON F-92165
                 Antony
                 Cedex
                 France
                 Fax: 33 1 55 71 66 27
                 Attn: General Counsel
                 with a copy (which shall not constitute notice) to:

                 (1) Charles D. Dalton
                 Vice President, Legal - Corporate Development
                 Route 202-206
                 Bridgewater, New Jersey 08807 - 0800
                 Fax: 908-231-4480

                 and to:

                 (2) Baker Botts L.L.P.
                 One Shell Plaza
                 910 Louisiana Street
                 Houston, Texas  77002
                 Attention: Joe S. Poff
                 Fax: 713-229-7710

      APPI:      Route 202-206
                 Bridgewater, New Jersey  08807 - 0800
                 Fax: 908-231-3619
                 Attn: Senior Vice President -Corporate Development

                 with a copy (which shall not constitute notice) to:

                 (1) Charles D. Dalton
                 Vice President, Legal - Corporate Development
                 Route 202-206
                 Bridgewater, New Jersey 08807 - 0800
                 Fax: 908-231-4480

                 and to:

                 (2) Baker Botts L.L.P.
                 One Shell Plaza
                 910 Louisiana Street
                 Houston, Texas  77002
                 Attention: Joe S. Poff
                 Fax: 713-229-7710

      Introgen Therapeutics:

                   Introgen Therapeutics, Inc.
                   301 Congress Ave.
                   Suite 2025
                   Austin, Texas 78701
                   Fax: (512) 708-9311
                   Attn: President

                   with a copy (which shall not constitute notice) to:

                   Rodney Varner, Esq.
                   Wilson & Varner, L.L.P.
                   301 Congress Avenue
                   Austin, Texas 78701

                   and

                   Wilson Sonsini Goodrich & Rosati
                   Professional Corporation
                   650 Page Mill Road
                   Palo Alto, California 94304-1050
                   Attention: Kenneth A. Clark, Esq.

            15.7 Assignment. Except as permitted by Section 15.7.1, neither this Agreement nor any obligation hereunder shall be assignable or delegable by any Party to any Third Party without the prior written consent of the other Parties hereto; except that a Party may assign this Agreement without the other Parties' consent to an entity that acquires substantially all of the business or assets of such Party, whether by merger, acquisition or sale.

                   15.7.1 Assignment to Gencell. This entire Agreement and all obligations hereunder may be assigned by the Aventis Parties to Gencell in the event that Gencell is formed after the Effective Date. The Aventis Parties shall notify Introgen Therapeutics within 60 days of any such assignment. Following any such assignment to Gencell, Gencell shall stand in the place of the Aventis Parties for the purposes of all rights and obligations under this Agreement other than for the purposes of Section 2.3.3, Section 2.4, Section 2.5 and
Section 13. In connection with the formation of Gencell, the Aventis Parties shall cause Gencell to agree to be bound by the provisions of Sections 2.5 and 4.2.5.

            15.8 Successors and Assigns. The provisions of this Agreement shall be binding on and inure to the benefit of, and be binding upon the Parties and their respective successors and permitted assigns.

            15.9 Affiliates. The Aventis Parties shall be responsible for all actions or omissions of their respective Affiliates, and any action or omission of any such Affiliate shall be deemed an action or omission of the Aventis Parties, including for purposes of Section 12.2.

            15.10 Amendment. No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by all of the Parties. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by all of the Parties.

            15.11 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

            15.12 Non-Disclosure. Each of the Parties agrees: (i) not to disclose to any Third Party the financial terms of this Agreement without the prior written consent of each other Parties, except to advisors, investors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Without limitation upon any provision of this Agreement, each of the Parties shall be responsible for the observance by its employees of the foregoing confidentiality obligations.

            15.13 Interpretation. The definitions set forth or referenced in
Article 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "herein," "hereof" and "hereunder" and words of similar import refer to this Agreement (including the Exhibits) in its entirety and not to any part hereof unless the context shall otherwise require. As used herein, the phrase "to [a Party's] knowledge" or any similar term relating to the knowledge of a Party means the actual knowledge of any of the officers (determined in accordance with Rule 16a-1(f) under the Exchange Act as in effect on the Effective Date) or directors of the Company or any personnel who participated in the preparation or negotiation of this Agreement. All references herein to Articles, Sections, Recitals and Exhibits shall be deemed references to Articles, Sections and Recitals of, and Exhibits to, this Agreement unless the context shall otherwise require. Unless the context shall otherwise require, any references to any statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given on, the next business day. References to the term "business day" shall mean any day which is not a Saturday, Sunday or day on which banks in New York, New York are authorized or required by law to close. As applied to the Aventis Parties, the phrases "as soon as reasonably practicable," "as promptly as practicable" and similar phrases shall mean "reasonably promptly under the circumstances, in light of the other burdens on the time and attention of the directors, officers, employees and agents of the Aventis Parties, as the case may be, and the relative benefits to the Aventis Parties of this Agreement and such other burdens."

            15.14 Entire Agreement. Except as set forth in Section 2.1, Section 3 and Section 4, the Transaction Agreements constitute the entire agreement among the Parties with respect to the subject matter thereon, and supercede all prior or contemporaneous understandings or agreements, whether written or oral, among the Parties with respect to such subject matter.

            15.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

            15.16 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

            15.17 Patent Marking. Introgen Therapeutics and the Aventis Parties agree to mark and have their Affiliates and sublicensees mark all products developed under the Licensed Patents or Licensed Technologies they sell or distribute pursuant to this Agreement in accordance with the applicable statute or regulations in the country or countries of manufacture and sale thereof.

            15.18 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of Introgen Therapeutics and the Aventis Parties are subject to prior compliance with United States export regulations and such other United States laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States. Introgen Therapeutics and the Aventis Parties shall cooperate with each other and shall provide assistance to the other as reasonably necessary to obtain any required approvals.

            15.19 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties, and an executed copy of this Agreement may be delivered by one or more Parties by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all Parties shall execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

INTROGEN THERAPEUTICS, INC.               AVENTIS PHARMACEUTICALS PRODUCTS, INC.

By: /s/ DAVID NANCE                       By: /s/ DR. THOMAS HOFSTAETTER
   -----------------------------------       -----------------------------------
Name: David Nance                             Name: Dr. Thomas Hofstaetter
     ---------------------------------         ---------------------------------
Title: CEO                                Title: Senior Vice President
      --------------------------------          --------------------------------


                                          AVENTIS PHARMA S.A.

                                          By:  /s/ FRANCOIS MEYER
                                             -----------------------------------
                                          Name: Francois Meyer
                                               ---------------------------------
                                          Title: Senior Vice President --
                                                 DIA France
                                                --------------------------------



              [SIGNATURE PAGE TO RESTATED p53 and K-ras AGREEMENT]

                                  EXHIBIT 1.4

                     ASSIGNED MARKS - AS RELATED TO INGN 201

      [*]

      (*) Some marks may not be transferred to a U.S. Company

      (**) Aventis has learned through its trademark survey services that a trademark application for the name [*] has been made by Bayer in Colombia, Costa Rica, Indonesia, Nicaragua, New Zealand and Paraguay. Aventis has filed oppositions in these countries in order to protect its prior rights on the trademark [*]. Bayer has informed Aventis that its trademark is intended to be used for 'pharmaceutical preparations, namely anti-infection preparations, diagnostic preparations for medical purposes. Upon transfer of its rights to the trademark [*] to Introgen, Introgen will have to decide whether it wishes to continue the oppositions.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.6


                        EXISTING AVENTIS DELIVERY PATENTS


   FILE         PCT NUMBER                 THIRD PARTY INVOLVEMENT                                     TITLE
-----------     ----------      -------------------------------------------     ------------------------------------------------

[*]             [*]             [*]                                             [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.7

                         EXISTING AVENTIS K-RAS PATENTS



 FILE                   PCT NUMBER      THIRD PARTY INVOLVEMENT                                 TITLE
-------                 ----------      -----------------------         -----------------------------------------------------

[*]                     [*]             [*]                             [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.8

                          EXISTING AVENTIS p53 PATENTS


 FILE     PCT NUMBER        THIRD PARTY INVOLVEMENT                                     TITLE
 ----     ----------      ----------------------------          ----------------------------------------------------

[*]       [*]             [*]                                   [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.10

                       EXISTING AVENTIS TARGETING PATENTS


 FILE           PCT NUMBER      THIRD PARTY INVOLVEMENT                              TITLE
-------         ----------      -----------------------         -----------------------------------------------

[*]             [*]             [*]                             [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.12


                            CLINICAL TRIAL AGREEMENTS

     o Agreement for Central [*] Services (T301) dated December 1, 2000, between Aventis Pharmaceuticals Inc. and [*] Central Laboratory Srvcs., Inc.

     o Agreement for Central [*] Services (T302) dated December 1, 2000, between Aventis Pharmaceuticals Inc. and [*] Central Laboratory Srvcs., Inc.

     o Agreement for Clinical monitoring and data management Services (T301) dated March 19, 2001 between Aventis Pharmaceuticals Products, Inc. and [*]

     o Agreement for Clinical monitoring and data management Services (T302) dated March 19, 2001, between Aventis Pharmaceuticals Products, Inc. and [*]

     o Clinical Randomization services (T301) dated June 1, 2000, between Aventis Pharmaceuticals Inc and [*]

     o Clinical Randomization services (T302) dated June 1, 2000, between Aventis Pharmaceuticals Inc and [*]

     o Regulatory Affairs consulting Agreement dated August 14, 2000, between Aventis Pharmaceuticals Inc. and [*]

     o Service Contract (Contrat de Prestation) dated September 2000 (Clichy, Septembre 2000), between Aventis Pharma (Aventis Pharma Recherche et Developpement) and [*]( new contract to be established between Introgen and [*] as the Aventis contract covers more that
          p53)

     o Convention on the Center of Reference IGR/ RPR (Convention Relative Au Centre de Reference IGR / RPR) dated February 11, 2000 between Rhone-Poulenc Rorer Recherche-Developpment and [*] (No contract transfer but facilitation of contract between [*] and Introgen)

     ALL ASSIGNMENTS OF AGREEMENTS IN THIS EXHIBIT 1.12 SHALL BE MADE AS PROVIDED IN SECTION 2.2.1(c) AND SUBSTANTIALLY IN THE FORM OF EXHIBIT 2.2.1(c). AS NOTED ABOVE, CERTAIN CLINICAL TRIAL AGREEMENTS MAY NOT BE ASSIGNED TO INTROGEN THERAPEUTICS AND OTHERS HAVE BEEN SUPERSEDED BY LATER AGREEMENTS BETWEEN INTROGEN THERAPEUTICS AND THE NON-AVENTIS CLINICAL TRIAL PARTY. THE AVENTIS PARTIES SHALL HAVE NO DUTY TO ASSIGN ANY NON-ASSIGNABLE OR SUPERSEDED CLINICAL TRIAL AGREEMENT, AND ANY FAILURE TO DO SO SHALL NOT BE DEEMED A BREACH OF THIS AGREEMENT. THE AVENTIS PARTIES SHALL ENDEAVOR TO TERMINATE ALL NON-ASSIGNABLE OR SUPERSEDED CLINICAL TRIAL AGREEMENTS WHEN DIRECTED TO DO SO BY INTROGEN THERAPEUTICS PURSUANT TO ARTICLE 2, OR AT THE END OF THE TRANSITION PERIOD.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.14

                                CRADA SIDE LETTER

                                                                   EXECUTED COPY

                           INTROGEN THERAPEUTICS, INC.
                         301 Congress Avenue, Suite 1850
                                Austin, TX 78701
                                 512) 320-5010

                                 October 8, 1998

Rhone-Poulenc Rorer Pharmaceuticals, Inc.
500 Arcola Road, P.O. Box 1200
Collegeville, PA 19426-0107 Attn:

     re: PROPOSED COLLABORATIVE RESEARCH AND DEVELOPMENT AGREEMENT (CRADA) WITH THE NATIONAL CANCER INSTITUTE

Gentlemen:

Introgen Therapeutics ("Introgen") and Rhone-Poulenc Rorer Pharmaceuticals, Inc. ("RPRP") have been parties to a negotiation with the National Cancer Institute (the "NCI") for the conduct of a collaborative research and development project, pursuant to which the NCI will conduct certain [*] trials of Adv5CMV-p53 (INGN
201) to treat various cancers under an as yet to be executed agreement (the "CRADA"). INGN 201 is a "Collaboration Product" under the Collaboration Agreement (p53 Products) dated 7 October, 1994 between Introgen and RPRP (the "Collaboration Agreement").

The purpose of this letter (the "Side Letter") is to establish and coordinate the rights and obligations of Introgen and RPRP with respect to the CRADA, but only in the event that the CRADA is executed by Introgen, RPRP, and the NCI.

In the event that the CRADA is so executed, Introgen and RPRP agree as follows:

     1. Any capitalized term herein shall have the meaning as defined in the Collaboration Agreement or the CRADA (as the case may be), unless otherwise expressly defined in this Side Letter. In the event of any conflict or inconsistency between the CRADA on the one hand, and this Side Letter or the Collaboration Agreement on the other hand, then as between Introgen and RPRP, this Side Letter and the Collaboration Agreement shall control.


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Rhone-Poulenc Rorer Pharmaceuticals, Inc.
October 8, 1998
Page 2

          2. It is understood that [*] and [*] (or such substitutes as RPRP or Introgen, respectively, may designate in accordance with the CRADA) will each be a Principal Investigator under the CRADA, and that (as between the two) [*] will be the primary Principal Investigator, primary contact and NCI correspondent with respect to [*] and later clinical trials conducted under the CRADA; and (ii) that [*] will be the primary Principal Investigator, primary contact and NCI correspondent with respect to [*] clinical trials conducted under the CRADA. For purposes of this Side Letter, a [*] trial will be considered a [*] trial. RPRP and Introgen (respectively, the "Receiving Party") each agree to send to the other ("Non-Receiving Party"), copies of all correspondence and any other materials or information that the Receiving Party receives from the NCI relating to the CRADA or INGN 201 (including detailed written reports of any information received orally or in other nontangible form) in each case within three business day of the time that such items are received (except in the case where the NCI has already provided such materials to each Party). In addition, RPRP and Introgen (respectively, the "Submitting Party") each agree to provide to the other (the "Non-Submitting Party") copies of all correspondence, materials and information that the Submitting Party proposes to provide or disclose to the NCI relating to the CRADA or INGN 201 (including detailed descriptions of any information to be communicated orally or in other nontangible form), in each case at least three full business days prior to first providing or disclosing the same to NCI, and such items shall be provided to NCI only after RPRP and Introgen have discussed such submission during said three day period. RPRP and Introgen agree that their respective personnel will meet with NCI in respect of the CRADA only after mutual consultation and at times and places that are mutually acceptable for RPRP, Introgen and NCI. [*] As used in this Paragraph 2, "NCI" shall include the NCI and any other person or entity that is acting under authority from or in association with NCI in performing work relating to the Research Plan.



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Rhone-Poulenc Rorer Pharmaceuticals, Inc.
October 8, 1998
Page 3

     3. RPRP shall reimburse Introgen for the costs incurred by Introgen to supply Agent (and any other biological materials that Introgen is required to supply under the CRADA) to NCI pursuant to the CRADA that are used for [*] trials or [*] required to be performed prior to the initiation of a [*] trial; for all other Agent supplied to NCI pursuant to the CRADA, RPRP shall pay to Introgen the [*].

     4. Except as contemplated in Paragraph 6 below, neither Introgen nor RPRP shall terminate the CRADA without the prior written agreement of the other, except that RPRP or Introgen may request that the NCI delete the requesting party as a CRADA party thereby transforming the CRADA into a two party CRADA, with the deleted party retaining no rights resulting from the CRADA. In such event, it is understood that the non-requesting party will not be obligated to assume any financial obligations of the requesting party under the CRADA.

     5. It is understood that RPRP and Introgen have certain reciprocal rights to Introgen and RPRP Technology, respectively, pursuant to the Collaboration Agreement, and that such Technologies would generally include applicable intellectual property licensed from NCI pursuant to
          Article 7 of the CRADA. Accordingly, RPRP agrees not to exercise its right under such Article 7 to obtain a license with respect to any intellectual property pursuant to the CRADA with respect to any Subject Invention, other than a Subject Invention, made in connection with a [*] trial conducted under the CRADA, and Introgen agrees not to exercise its right under such Article 7 to obtain a license with respect to any Subject Invention made in connection with a [*] trial conducted under the CRADA. Similarly, RPRP agrees that any information received from NCI in connection with the conduct of a [*] clinical trial conducted under the CRADA shall be deemed to be confidential information of RPRP pursuant to the Collaboration Agreement, and any information received from NCI other than in connection with a Phase II clinical trials conducted under the CRADA shall be deemed to be confidential information of Introgen pursuant to the Collaboration Agreement.

     6. In the event the Collaboration Agreement terminates, then notwithstanding any of the foregoing Paragraphs of this Side Letter, the following shall apply:

          (a)  (i)  Except in the case where termination is by RPRP under
                    Section 18.2 of the Collaboration Agreement for breach by Introgen, RPRP shall use its best efforts to have the CRADA amended to remove itself as a party to the CRADA, such that Introgen and PHS (NCI) are the only parties




[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Rhone-Poulenc Rorer Pharmaceuticals, Inc.
October 8, 1998
Page 4

                    to the CRADA, and such that RPRP has no further surviving rights pursuant to the CRADA. Pending such amendment, RPRP shall use its best efforts to ensure that all rights and benefits of the CRADA inure to Introgen and/or Introgen's designee(s). In this connection RPRP shall take such actions, or refrain from taking such actions, as Introgen may request in writing, including promptly exercising such rights, or refraining from exercising such rights, as may then be provided for RPRP under the CRADA, and executing such documents or instruments as Introgen may request to effect the foregoing. This would include, for example, approving or not approving any action requiring RPRP's approval under the CRADA, terminating the CRADA, or the like, immediately upon the request of Introgen. However, Introgen shall indemnify RPRP (in accordance with the indemnification procedures set forth in Section 17.3 of the Collaboration Agreement) from and against any liabilities or expenses incurred by RPRP as a result of claims made by NCI against RPRP as a result of RPRP's taking or refraining to take such actions at Introgen's request pursuant to this Paragraph 6(a).

              (ii) The obligations pursuant to Paragraphs 2 and 4 shall terminate.

              (iii) RPRP's obligations under Paragraph 3 above shall terminate;
                    provided, however, that if (i) within [*] business days following the termination of the Collaboration Agreement, Introgen notifies the NCI in writing that the CRADA is to be terminated and that Introgen wishes to be released from its post-CRADA termination supply obligations as set forth in the CRADA as of the date of the termination of the Collaboration Agreement and (ii) NCI refuses to release Introgen from such obligations, then RPRP's obligations under Paragraph 3 above shall continue [*] and until such time as [*] or such obligations terminate.

          (b) (i) Where termination is by RPRP under Section 18.2 of the Collaboration Agreement for breach by Introgen, Introgen shall use its best efforts to have the CRADA amended to remove itself as a party to the CRADA, such that the RPRP and PHS(NCI) are the only parties to the CRADA, and such that Introgen has no further surviving rights pursuant to the CRADA. Pending such amendment Introgen shall use its best efforts to ensure that all rights and benefits of the




[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Rhone-Poulenc Rorer Pharmaceuticals, Inc.
October 8, 1998
Page 5

                    CRADA inure to RPRP and/or RPRP's designee(s). In this connection Introgen shall take such actions, or refrain from taking such actions, as RPRP may request in writing, including promptly exercising such rights, or refraining from exercising such rights, as may then be provided for Introgen under the CRADA, and executing such documents or instruments as RPRP may request to effect the foregoing, This would include, for example, approving or not approving any action requiring Introgen's approval under the CRADA, terminating the CRADA, or the like, immediately upon the request of RPRP. However, RPRP shall indemnify Introgen (in accordance with the indemnification procedures set forth in
                    Section 17.3 of the Collaboration Agreement) from and against any liabilities or expenses incurred by Introgen as a result of claims made by NCI against Introgen as a result of Introgen's taking or refraining to take such action at RPRP's request pursuant to this Paragraph 6(b).

     7. This Side Letter shall be deemed a part of the Collaboration Agreement, and any breach of this Side Letter shall be deemed a breach of the Collaboration Agreement. This Side Letter, together with the Collaboration Agreement and all duly executed amendments and addenda thereto, constitute the entire agreement with respect to the subject matter hereof, and supersede all prior or contemporaneous understanding or agreements, whether written or oral, between Introgen and RPRP with respect to the subject matter hereof. That certain Agreement between RPRP and Introgen entered into as of November 21, 1995 is therefore superseded and terminated by this Side Letter.

AGREED AND ACCEPTED:

INTROGEN THERAPEUTICS, INC.                RHONE-POULENC RORER
                                           PHARMACEUTICALS, INC.

By: /s/DAVID NANCE                         By:    (illegible)
   ----------------------------------         ----------------------------------
Name:  David Nance                         Name:  (illegible)
     --------------------------------           --------------------------------
Title: President                           Title: (illegible)
      -------------------------------            -------------------------------
Date:  October 30, 1998                    Date:  10/13/98
     --------------------------------           --------------------------------

                                    EXHIBIT A

                               APPROVED PROTOCOLS

1. The following protocols were approved in connection with the original Letter of Intent between the NCI, RPR and Introgen:

     -    [*]

     -    [*]

     -    [*]

     -    [*]

     -    [*]

2.   Two additional protocols, titled as follows:

     -    "A Pilot Trial of Adenovirus p53 in [*], and

     -    [*]



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.26

                EXISTING INTROGEN THERAPEUTICS ADENOVIRAL PATENTS


                                                           TECHNOLOGY
 CASE NUMBER      THIRD PARTY INVOLVEMENT                 (DESCRIPTION)
-------------   ----------------------------    ----------------------------------------
INRP: 058,      o AS OF THE EFFECTIVE DATE,           o PROCESS
WO98/22588      INTROGEN DOES NOT HAVE          (Producing purified adenovirus)
U.S. Patent     KNOWLEDGE OF ANY SPECIFIC
No. 6,194,191   THIRD-PARTY INVOLVEMENT.

INRP:081,       o                                     o PROCESS
US99/26966                                      (Preparing recombinant adenovirus)

INRP: 067,      o                                     o FORMULATION
US99/27177                                      (Storage stable adenovirus formulations)

INRP: 014,      o                                     o GENERAL p53
US Reg.                                         (Determining % of inactive viral vectors
5,637,456                                       in a sample)

                                  EXHIBIT 1.38

                              ONGOING CLINICAL TRIALS

[*]

[*]

[*]

[*]

[*]




[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.44


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of June 30, 2001, by and between Introgen Therapeutics, Inc., a Delaware corporation (the "Company"), and Aventis Pharmaceuticals Products Inc., a Pennsylvania corporation ( "APPI"). In addition, Rhone-Poulenc Rorer International (Holdings), Inc., a Delaware corporation ("RPRIH"), is entering into this Agreement for the purpose of Section 8.1 only.

                                    RECITALS

         WHEREAS, RPRIH is presently the owner of 3,968,893 shares of the Company's Common Stock (the "Existing Shares"); and

         WHEREAS, the Company and APPI are parties to that certain Restated p53 and K-ras Agreement of even date herewith, whereby the Company and APPI, among other things, have agreed to enter into this Agreement; and

         WHEREAS, pursuant to that certain Series A Non-Voting Convertible Stock Purchase Agreement, of even date herewith, by and among the Company, APPI and RPRIH (the "Stock Purchase Agreement"), the Company has agreed to sell, and APPI has agreed to purchase, at the Closing, 100,000 shares of the Company's Series A Non-Voting Convertible Preferred Stock (the "Series A Shares"); and

         WHEREAS, as an inducement to enter into the Stock Purchase Agreement and as additional consideration to APPI, the Stock Purchase Agreement contemplates, among other things, that the Company, APPI and RPRIH enter into this Agreement and that this Agreement become effective upon the Closing of the purchase and sale of the Series A Shares under the Stock Purchase Agreement;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

            1.1 "Closing" shall have the meaning assigned to such term in the Stock Purchase Agreement.

            1.2 "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


            1.3 "Effective Date" shall mean the date of the Closing of the purchase and sale of the Series A Shares under the Stock Purchase Agreement.

            1.4 "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            1.5 "Holder" shall mean APPI and any other person or entity to whom Registrable Securities and the rights to cause the Company to register the Registrable Securities hereunder are transferred or assigned in accordance with
Section 9.

            1.6 "Initiating Holders" means the person or persons who hold at least a majority of the then outstanding Registrable Securities.

            1.7 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            1.8 "Registrable Securities" shall mean (i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares and (ii) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or exchange for or replacement of the Series A Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Holder's registration rights under this Agreement are not assigned; provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public either pursuant to a registration statement or Rule 144 under the Securities Act.

            1.9 "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

            1.10 "SEC" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         2. PIGGYBACK REGISTRATION RIGHTS.

            2.1 Registration. If the Company shall determine to register any of its securities under the Securities Act (including for this purpose a registration effected by the Company for stockholders other than the Holders, but excluding any registration requested under Section 7.2 of the Company's Series C Preferred Stock Purchase Agreement dated as of November 30, 1995 (the "Series C Agreement") in which any Existing Shares are requested to be registered), other than (a) a registration relating solely to employee benefit plans, (b) a registration, including a registration on Form S-4, relating solely to a transaction subject to Rule 145 promulgated under the Securities Act, or
(c) a registration on any registration form which does not permit secondary sales or does not

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT

include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                (i)  promptly give to each Holder written notice thereof; and

                (ii) include in such registration, and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within twenty (20) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2.2 below. Such written request may specify all or a part of a Holder's Registrable Securities. 2.2 Underwriting. If the registration of which the Company gives notice is for an underwritten offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section
2.1. In such event, the right of any Holder to registration pursuant to this
Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a nationally-recognized underwriter selected by the Company, subject to the approval of such Holders, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 2, if the managing underwriter in any underwritten offering subject to this Section 2 determines that marketing factors require a limitation on the number of shares to be offered in the underwritten offering, the managing underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting up to all of the Registrable Securities that would otherwise be underwritten pursuant to this Section 2. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting under this
Section 2 by persons other than the Company shall be allocated in the following priority: first, among any stockholders requesting registration pursuant to the Series C Agreement or the Company's Registration Rights Agreement, dated as of October 31, 1997 (the "1997 Rights Agreement"); second, among all Holders; and third, among all other stockholders in proportion, as nearly as practicable, to the respective amounts of securities that they had requested to be included in such registration at the time of filing the registration statement. If any Holder or other stockholder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            2.3 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by the Company under this Section 2 without liability prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


            2.4 Termination of Piggyback Rights. The rights granted pursuant to this Section 2 shall terminate upon the earliest to occur of (X) after a Holder has sold any Shares pursuant to a registration under this Section 2 on three (3) occasions; provided, however, that if the number of Shares requested to be included in an underwritten offering are reduced as a result of the allocation priority in Section 2.2, then such offering pursuant to this Section 2 shall not be counted for purposes of counting the number of registrations under this clause (X), (Y) as to any Holder, such time at which all Registrable Securities held by such Holder, together will all Existing Shares held by RPRIH or any other affiliate of APPI, can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act (or any successor rule thereof), or (Z) four (4) years from the Effective Date of this Agreement; provided, however, that such four (4) year period shall be extended for the total number of days of any and all Suspension Periods (as defined in Section 4.1(a)).

         3. DEMAND REGISTRATION.

            3.1 Request for Registration. If the Company shall receive from the Initiating Holders, at any time after the one-year anniversary of the Effective Date, a written request that the Company effect any registration with respect to any of the then outstanding Registrable Securities which would result in an aggregate offering of at least $5,000,000 (or any lesser aggregate offering if such request for registration is with respect to all the Registrable Securities of such Initiating Holder under this Agreement), the Company will:

                (a) within 10 days of such request, give written notice of the proposed registration to all other Holders; and

                (b) as soon as practicable, and in any event with 60 days of such request, file with the SEC and thereafter use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request delivered to the Company within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3:

                    (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


                    (ii) after the Company has effected three (3) such registrations pursuant to this Section 3.1 and such registrations have been declared or ordered effective and the sales of such Registrable Securities have closed; provided, however, that if the effectiveness of any such registration is not maintained for a period of at least ninety (90) days (or any lesser period of time in the event the distribution contemplated by the registration is fully completed), then such registration shall not be counted as a registration for the purposes of this clause (ii);

                    (iii) during the period starting with the date fifty-five
(55) calendar days prior to the Company's good faith estimate of the date of filing of, and ending on a date one-hundred-fifty (150) calendar days after the effective date of, any registration statement pertaining to a public offering of securities for the Company's account; provided that the Company is actively employing in good faith its reasonable best efforts to cause such registration statement to be effective; or

                    (iv) during the period starting with the date six (6) months prior to the Company's good faith estimate of the effective date of, and ending on a date six (6) months after the effective date of, any registration statement pertaining to a public offering of securities for the account of any stockholder requesting registration pursuant Section 7.2(a) of the Series C Agreement or pursuant to Section 2 of the 1997 Rights Agreement; provided that the Company is actively employing in good faith its reasonable best efforts to cause such registration statement to be effective and provided further that if the Company has begun to effect a registration pursuant to this Section 3 and receives a request for registration from a stockholder pursuant Section 7.2(a) of the Series C Agreement or pursuant to Section 2 of the 1997 Rights Agreement, then the Company shall immediately inform the Holders and cease and have no further obligation to take any action to effect the registration begun pursuant to
Section 3.1.

         Subject to the foregoing clauses (i) through (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company (a "President's Certificate") stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the time filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing (but not more than once during any twelve-month period) for a period that the Board of Directors of the Company in its good faith judgment deems reasonably necessary but in no event shall such period be more than one-hundred-eighty (180) days after receipt of the request of the Initiating Holders.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 3.2 below, include other securities of the Company that are held by officers or directors of the Company or that are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


         3.2 Underwriting.

             (a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3, and the Company shall include such information in the written notice referred to in Section 3.1(a). The right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of such Holder's Registrable Securities.

             (b) All Holders proposing to distribute their securities through an underwritten offering pursuant to this Section 3 shall enter into an underwriting agreement in customary form with the underwriter or underwriters. The managing underwriters or underwriters for any such underwritten offering shall be selected by the Initiating Holder, subject to approval by the Company, which approval will not be unreasonably withheld.

             (c) Notwithstanding any other provision of this Section 3, if the underwriter advises the Initiating Holders that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other shares of Common Stock are first entirely excluded from such underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

             3.3 Termination of Demand Rights. The rights granted pursuant to this Section 3 shall terminate upon the earlier to occur of (X) as to any Holder, such time at which all Registrable Securities held by such Holder, together with all Existing Shares held by RPRIH or any other affiliate of APPI, can be sold in any three-month period without registration in compliance with Rule 144 of the Securities Act (or any successor rule thereof), or (Y) four (4) years from the Effective Date of this Agreement; provided, however, that such four (4) year period shall be extended for the total of (i) any and all Suspension Periods; (ii) any and all periods that any Holder is prevented from exercising the rights granted pursuant to this Section 3 by operation of Section 3.1(b)(iii) or Section 3.1(b)(iv); and (iii) any and all periods that any Holder is prevented from exercising the rights

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


granted pursuant to this Section 3 by the Company's delivery of a President's Certificate under Section 3.1, unless any Suspension Period or any limitation on the exercisability of the rights granted pursuant to this Section 3 by operation of Section 3.1(b)(iv) is caused by any Holder requesting registration of Existing Shares pursuant to the Series C Agreement.

         4. REGISTRATION PROCEDURES.

            4.1 Company Procedures. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or any lesser period of time in the event the distribution described in such registration statement has been fully completed; provided, however, that the Company shall not be obligated to keep such registration statement effective if the Company receives a request for registration pursuant Section 7.2(a) of the Series C Agreement (other than from a Holder) or pursuant to Section 2 of the 1997 Rights Agreement on or prior to the date that six (6) months after the effective date of, such registration statement. Any such period during which the Company is excused by operation of this Section 4.1(a) from maintaining the effectiveness of the registration statement is referred to as a "Suspension Period."

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holders.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


                (f) Notify in writing each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (g) Notify in writing each Holder of Registrable Securities covered by such registration statement, (a) when such registration statement or the prospectus included therein or any amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (b) of any comments made to the Company or its counsel by the SEC with respect thereto or any request made to the Company or its counsel by the SEC for amendments or supplements to such registration statement or prospectus or for additional information (and furnish counsel for the selling Holder(s) copies of such comment letters and requests), (c) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                (h) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date and notify each Holder of Registrable Securities covered by such registration statement of the withdrawal of any such order.

                (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                (j) Make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the Company's option, Rule 158 thereunder).

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


            4.2 Selling Stockholder Procedures. In connection with a request for registration of any Registrable Securities pursuant to this Agreement, any selling Holder shall, as expeditiously as reasonably possible:

                (a) Furnish to the Company all such information concerning such Holder necessary for the Company to complete the registration statement and such Holder will notify the Company promptly if any such information so furnished is no longer true and correct in all material respects or if such information so furnished omits any material fact necessary to make such information not misleading.

                (b) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. (c) In the event of any underwritten public offering, furnish, at the request of the Company, on the date that such Registrable Securities are delivered to the underwriters, an opinion, dated as of such date, of the counsel representing the selling Holders in connection with such registration, in form and substance as is customarily given on behalf of selling stockholders in an underwritten public offering, addressed to the underwriters and the Company.

         5. EXPENSES OF REGISTRATION. All expenses (other than underwriting discounts and commissions and fees and disbursements of a special counsel of a selling stockholder) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including (without limitation) all registration, federal and state filing and qualification fees and expenses, printer's fees, accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to
Section 3 if such registration request is subsequently withdrawn at the request of the Holders of at least a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of at least a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one demand registration pursuant to Section 3.

         6. INDEMNIFICATION.

            6.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each Holder's officers, directors, employees and agents, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act, against any and all claims, losses, damages

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


and liabilities (joint or several) to which they may become subject under the Securities Act or other federal or state law, insofar as such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities law; and the Company will pay each such Holder, officer, director, employee, agent, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement), omission (or alleged omission) or violation (or alleged violation) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use in any such registration statement, prospectus, offering circular or other document; provided further, however, that the indemnity agreement contained in this
Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

            6.2 To the extent permitted by applicable law, each Holder will, indemnify and hold harmless the Company, each of the Company's officers, directors employees and agents, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities pursuant to the registration and any controlling person of any such underwriter or other Holder, against any and all claims, losses, damages and liabilities (joint or several) to which they may become subject under the Securities Act or other federal or state law, insofar as such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation (or alleged violation) by the Holder of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities law; and such Holder will pay the Company, each of the Company's officers, directors employees and agents, each person controlling the Company, each underwriter, each other Holder selling securities pursuant to the registration and each person controlling any such underwriter or other Holder, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating of defending any such claim, loss, damage, liability or action, in each case to the extent (and only to the extent) that such untrue statement (or alleged untrue statement), omission (or alleged omission) or violation (or alleged violation) is made in such registration statement, prospectus, offering circular or other

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided further, however, that in no event shall the aggregate liability of a Holder for indemnification under this Section 6.2 exceed the proceeds received by such Holder from the sale of Registrable Securities in such offering.

            6.3 Each person entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnified Party is prejudiced thereby. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. An Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding, provided that in no event shall the Indemnifying Party be required to pay the fees and expenses of more than one such separate counsel for each Indemnified Party.

            6.4 If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as the result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the allegation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder hereunder exceed the proceeds from the sale of Registrable Securities received by such Holder.

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


            6.5 The obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement. Unless waived by the Indemnified Party, all judgments and settlements must include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

            7.1 Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

            7.2 File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

            7.3 furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3; and (ii) such information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144) that permits the selling of any such securities without registration or pursuant to such form.

         8. STANDOFF AGREEMENT.

            8.1 Prior to October 3, 2001, RPRIH shall not, without the consent of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Existing Shares.

            8.2 Notwithstanding anything to the contrary in this Agreement, prior to July 2, 2002, APPI shall not, without the consent of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities.

         9. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register the Holder's securities granted by the Company under Sections 2 and 3 hereof may be transferred or assigned by the Holder to a transferee or assignee of any of the Registrable Securities; provided that (a) such transfer is only to an "affiliate" of such Holder (as such term is defined in Rule 12b-2 of the Exchange Act), (b) the Company is given written notice by such Holder at the time of said transfer or assignment, stating the name and address of said transferee or assignee and

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) the transferee or assignee of such rights assumes the obligations of a Holder under this Agreement with respect to the Registrable Securities that are transferred or assigned. To the extent APPI creates a new subsidiary and transfers any of the Series A Shares to it, or transfers any of the Series A Shares to any of its subsidiaries or affiliates (as such term is defined in Rule 12b-2 of the Exchange Act), APPI shall cause such transferee to become a signatory to this Agreement by a duly executed addendum agreement (an "Addendum Agreement") substantially in the form as that attached hereto as Exhibit A. The execution of an Addendum Agreement by such transferee shall constitute a permitted amendment of this Agreement.

         10. MISCELLANEOUS.

             10.1 Governing Law. This Agreement shall be governed in all respects by and in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

             10.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

             10.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             10.4 Notices. All notices, requests and other communications required or permitted to be given to a party under this Agreement shall be in writing and shall be deemed to have been duly given if (i) personally delivered (by courier service or otherwise) or sent by registered or certified mail (return receipt requested and postage prepaid), in each case to the respective address specified below, or such other address as may be specified in writing by such party to the other parties; or (ii) sent by confirmed telecopier, as follows:

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


                  RPRIH and APPI:

                         Aventis Pharmaceuticals Products Inc.
                         Route 202-206
                         Bridgewater, New Jersey 08807-0800
                         Facsimile: (908) 231-3619
                         Attn: Senior Vice President -- Corporate Development

                         and

                         Rhone-Poulenc Rorer International (Holdings), Inc. 3711 Kennett Pike, Suite 200
                         Greenville, Delaware 19807
                         Facsimile: (302) 777-7665
                         Attn:  Phillip Ridolfi, President

                         with copies to (which shall not constitute notice):

                         Charles D. Dalton
                         Vice President, Legal - Corporate Development Route 202-206
                         Bridgewater, New Jersey 08807-0800
                         Facsimile: (908) 231-4480

                         and

                         Joe S. Poff
                         Baker Botts L.L.P.
                         One Shell Plaza
                         Houston, Texas 77002
                         Facsimile:  (713) 229-7710

                  Company:

                         Introgen Therapeutics, Inc.
                         301 Congress Ave., Suite 2025
                         Austin, Texas 78701
                         Facsimile:  (512) 708-9311
                         Attn:  David G. Nance

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


                         with copies to (which shall not constitute notice):

                         Rodney Varner, Esq.
                         Wilson & Varner, L.L.P.
                         301 Congress Avenue
                         Austin, Texas 78701
                         Facsimile:  (512) 498- 9141

                         and

                         Wilson Sonsini Goodrich & Rosati
                         Professional Corporation
                         8911 Capital of Texas Highway, Suite 3350
                         Austin, Texas 78759
                         Facsimile:  (512) 338-5499
                         Attn:  Christopher J. Ozburn, Esq.

             10.5 Amendments. Except as permitted by Section 9, this Agreement may only be amended with the written consent of the Company and the holders of at least a majority of the outstanding shares of Registrable Securities at the time of such amendment. Any amendment effected in accordance with Section 9 or this Section

             10.5 shall be binding upon the Company, the Holders, each transferee of the Registrable Securities, each future holder of all such Registrable Securities.

             10.6 Severability. If any provision of this Agreement should be held invalid, illegal or unenforceable in any jurisdiction, all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

             10.7 Successors and Assigns. The provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

             10.8 Delays or Omissions; Waiver. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of this Agreement by another party, shall impair any such right, power or remedy of the non-breaching party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

             10.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements and understandings, both written or oral, among the parties with respect to such subject matter.

             10.10 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties, and an executed copy of this Agreement may be delivered by one or more parties by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties shall execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement of the day and year first above written.

                                   Introgen Therapeutics, Inc.

                                   By:
                                      ------------------------------------------
                                         David G. Nance
                                         President & Chief Executive Officer



                                   Aventis Pharmaceuticals Products Inc.

                                   By:
                                      ------------------------------------------

                                   Name:   Dr. Thomas Hofstaetter
                                        ----------------------------------------

                                   Title:   Senior Vice President
                                         ---------------------------------------


                                   Rhone-Poulenc Rorer International Holdings
                                   Inc.

                                   By:
                                      ------------------------------------------

                                   Name:   Phillip R. Ridolfi
                                        ----------------------------------------

                                   Title:   President
                                         ---------------------------------------

                           INTROGEN THERAPEUTICS, INC.
                          REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT


                                    EXHIBIT A

                           FORM OF ADDENDUM AGREEMENT

         This ADDENDUM AGREEMENT (this "Addendum Agreement") made this ___ day of __________, 200__ by and between _______________ (the "New Holder") and
Introgen Therapeutics, Inc., a Delaware corporation (the "Company"), and constitutes an amendment of that certain Registration Rights Agreement dated June 30, 2001 (the "Agreement"), among the Company, Aventis Pharmaceuticals Products Inc., a Pennsylvania corporation ("APPI") and, solely for the purposes of Section 8.1 of the Agreement, Rhone-Poulenc Rorer International (Holdings), Inc., a Delaware corporation ("RPRIH").

                                    RECITALS

         WHEREAS, the Company and APPI entered into the Agreement in order to impose certain obligations upon the parties thereto with respect to registration and transfer of certain Registrable Securities; and

         WHEREAS, New Holder is now or will be the holder of certain Registrable Securities and is or wishes to be entitled to the rights and subject to the obligations of a Holder under the Agreement; and

         WHEREAS, the Agreement requires that all persons or entitled being offered Registrable Securities by actions taken subsequent to the date of the Agreement, must enter into an Addendum Agreement binding the New Holder to the Agreement to the same extent as if the New Holder were an original party thereto;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

         2. New Holder shall be bound by, and shall have the benefit of, all the terms and conditions set out in the Agreement to the same extent as if the New Holder were a Holder under the Agreement.

         3. This Addendum Agreement constitutes an amendment to the Agreement shall be attached to and become a part of the Agreement.

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT



Except as modified hereby, New Holder and the Company ratify and confirm the terms of the Agreement.


                                      EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT 1.44
FORM OF REGISTRATION RIGHTS AGREEMENT



         IN WITNESS WHEREOF, the parties hereto have executed this Addendum Agreement as of the date first above written.

                                     NEW HOLDER

                                     -------------------------------------------
                                     Print Name of New Holder

                                     By:
                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name of Signatory

                                        ----------------------------------------
                                        Title (if applicable)



                                     Address for notices under Section 10.4 of the Agreement:


                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------



                                     INTROGEN THERAPEUTICS, INC.

                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------


                                      EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT

                                  EXHIBIT 1.47

                                    FORM OF
                            STOCK PURCHASE AGREEMENT


                            ------------------------


                           INTROGEN THERAPEUTICS, INC.

                         SERIES A NON-VOTING CONVERTIBLE
                       PREFERRED STOCK PURCHASE AGREEMENT

                                  June 30, 2001


                            ------------------------

                                TABLE OF CONTENTS



                                                                                                                    Page
                                                                                                                    -----

Section 1 Authorization and Sale of Convertible Preferred Stock.......................................................1

         1.1      Authorization of Convertible Preferred..............................................................1
         1.2      Sale of Convertible Preferred.......................................................................1

Section 2 Closing Date; Delivery......................................................................................2

         2.1      Closing Date........................................................................................2
         2.2      Delivery............................................................................................2

Section 3 Representations and Warranties of the Company...............................................................2

         3.1      Organization and Standing...........................................................................2
         3.2      Capitalization; Ownership of Existing Subsidiaries..................................................3
         3.3      Corporate Power; Authorization......................................................................3
         3.4      No Conflict.........................................................................................3
         3.5      Issuance and Delivery of the Shares and Conversion Shares...........................................4
         3.6      SEC Documents; Financial Statements.................................................................4
         3.7      Absence of Changes; Undisclosed Liabilities.........................................................4
         3.8      Litigation..........................................................................................5
         3.9      Governmental Authorization; Third Party Consents....................................................5
         3.10     Compliance with Laws................................................................................5
         3.11     Investment Company..................................................................................6

Section 4 Representations and Warranties of the Purchaser.............................................................6

         4.1      Authorization.......................................................................................6
         4.2      Investment Representations and Covenants of the Purchaser...........................................6
         4.3      Receipt of Information..............................................................................7
         4.4      Further Limitations on Disposition..................................................................7
         4.5      Legends.............................................................................................7

Section 5 Covenants of the Company....................................................................................8

         5.1      Use of Proceeds.....................................................................................8
         5.2      Listing on The Nasdaq National Market...............................................................8

Section 6 Documents to be Delivered and Actions to be Taken Prior to the Closing Date.................................8

         6.1      Execution and Delivery of Registration Rights Agreement.............................................8
         6.2      Execution and Delivery of Voting Agreement..........................................................8
         6.3      Filing and Delivery of Certificate of Designations..................................................8
         6.4      Execution and Delivery of Compliance Certificate....................................................8
         6.5      Execution and Delivery of Secretary's Certificate...................................................8
         6.6      Delivery of Additional Documents....................................................................9

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                                    PAGE
                                                                                                                    ----
Section 7 Termination of Aventis Board Representation.................................................................9


Section 8 Miscellaneous...............................................................................................9

         8.1      Governing Law.......................................................................................9
         8.2      Survival............................................................................................9
         8.3      Successors and Assigns..............................................................................9
         8.4      Entire Agreement; Amendment.........................................................................9
         8.5      Notices.............................................................................................9
         8.6      Delays or Omissions................................................................................10
         8.7      Expenses...........................................................................................11
         8.8      Counterparts.......................................................................................11
         8.9      Telecopy Execution and Delivery....................................................................11
         8.10     Severability.......................................................................................11
         8.11     Further Assurances.................................................................................11



EXHIBITS:

A.       Registration Rights Agreement
B.       Voting Agreement
C.       Certificate of Designations

                           INTROGEN THERAPEUTICS, INC.

                         SERIES A NON-VOTING CONVERTIBLE
                       PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Non-Voting Convertible Preferred Stock Purchase Agreement (this "Agreement") is made as of June 30, 2001 by and between Introgen Therapeutics, Inc., a Delaware corporation (the "Company"), and Aventis Pharmaceuticals Products Inc., a Pennsylvania corporation (the "Purchaser"). In addition, Rhone-Poulenc Rorer International (Holdings), Inc., a Delaware corporation ("RPRIH"), is entering into this Agreement for the purpose of
Section 7 only.


                                    RECITALS

         WHEREAS, the Company and the Purchaser are each parties to that certain Restated p53 and K-ras Agreement of even date herewith (the "P53 Agreement"), whereby each has agreed, among other things, to enter into (i) this Agreement,
(ii) a Registration Rights Agreement of even date herewith and substantially in the form as that attached hereto as Exhibit A (the "Registration Rights Agreement"), and (iii) a Voting Agreement of even date herewith and substantially in the form as that attached hereto as Exhibit B (the "Voting Agreement" and collectively with the P53 Agreement, this Agreement and the Registration Rights Agreement, the "Transaction Agreements");

                                    AGREEMENT

         In consideration of the mutual promises and covenants hereinafter set forth, the parties hereto mutually agree as follows:


                                    SECTION 1
              Authorization and Sale of Convertible Preferred Stock

         1.1 Authorization of Convertible Preferred. The Company has authorized the sale and issuance of up to 100,000 shares of its Series A Non-Voting Convertible Preferred Stock, par value $0.001 (the "Convertible Preferred"), having the rights, privileges, preferences, restrictions and limitations as set forth in the Certificate of Designations (the "Certificate of Designations") in the form attached to this Agreement as Exhibit C. The Company's Restated Certificate of Incorporation filed with the Delaware Secretary of State on October 17, 2000 (the "Restated Certificate") authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock").

         1.2 Sale of Convertible Preferred.Upon the terms of this Agreement, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, at the Closing (as defined in Section 2.1), 100,000 shares of Convertible Preferred (the "Shares") at a purchase price of $250.00 per share, for the aggregate purchase price of $25,000,000 (the "Purchase Price").

                                   SECTION 2
                             Closing Date; Delivery

         2.1 Closing Date. The closing of the sale and purchase of the Shares hereunder shall be held at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 8911 Capital of Texas Highway, Suite 3350, Austin, Texas 78759, at 12:00 p.m., local time, on July 2, 2001 (the "Closing") or at such other time and place upon which the Company and the Purchaser shall mutually agree (the date of the Closing is hereinafter referred to as the "Closing Date").

         2.2 Delivery. Subject to the conditions set forth in Section 6, at the Closing, the Company will deliver to the Purchaser a certificate, registered in the Purchaser's name, representing the number of Shares to be issued on the Closing Date, against delivery of payment of the Purchase Price for the Shares by wire transfer in accordance with the Company's instructions provided at least one business day prior to the Closing. In addition, the parties will deliver the certificates, agreements and other documents as provided in Section 6.

                                   SECTION 3
                  Representations and Warranties of the Company

         The Company hereby represents and warrants to the Purchaser as of the Closing Date as follows:

         3.1 Organization and Standing. Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing as a corporation under the laws of its respective jurisdiction of organization, with the corporate power and authority to own, lease and operate its respective properties and to conduct its business as is now being conducted. In addition, each of the Company and its subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not cause a material adverse change in or affect on the condition (financial or otherwise), properties, earnings, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole (a "Material Adverse Change"). No jurisdiction, other than the State of Delaware and the Kingdom of Sweden, has claimed, in writing or otherwise, that the Company or any of its subsidiaries is required to qualify as a foreign corporation or other entity therein, and neither the Company nor any of its subsidiaries files any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom or the conduct of business therein, unless so qualified. Each of the Company and its subsidiaries possesses all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies, all of which are valid and in full force and effect, to conduct its business as now being conducted, except where the failure to so possess would not cause a Material Adverse Change, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction. The Company owns or controls, directly or indirectly, only the following corporations, associations or other entities:

Gendux, Inc., a Delaware corporation, Gendux AB, a corporation incorporated under the laws of the Kingdom of Sweden and TMX Realty Corporation, a Delaware corporation.

         3.2 Capitalization; Ownership of Existing Subsidiaries.(a) The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $0.001 per share ("Common Stock") and 5,000,000 shares of Preferred Stock. As of June 22, 2001, 21,391,125 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. The outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in the SEC Documents (as defined in Section 3.6) and the Financial Statements (as defined in Section 3.6) and related notes thereto, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the SEC Documents pursuant to the Company's employee and stock option plans as disclosed in the SEC Documents.

             (b) All outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned by the Company, directly or indirectly through one or more wholly owned subsidiaries, free and clear of any liens, encumbrances, equities or claims.

         3.3 Corporate Power; Authorization. The Company has the full corporate power and authority and has taken all requisite corporate action to (a) execute and file the Certificate of Designations with the State of Delaware; (b) execute and deliver each of the Transaction Agreements to which it is a party and all other instruments and documents to be executed and delivered by the Company under the Transaction Agreements; (c) sell and issue the Shares; and (d) perform all of its obligations under each of the Transaction Agreements. Each of the Transaction Agreements has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, conservatorship, readjustment of debt, moratorium or other similar laws affecting the rights of creditors or by general principles of equity, or to the extent that rights to indemnity and contribution under the Registration Rights Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

         3.4 No Conflict. The execution, delivery and performance by the Company of each of the Transaction Agreements and the consummation of the transactions contemplated in each of the Transaction Agreements (i) will not result in any violation of the provisions of the Restated Certificate, bylaws or other organizational documents of the Company or its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their properties or assets; and (ii) will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties is or may be bound or result in the creation of a lien (except for such violation of any such law, order, rule or regulation or such conflict, breach, violation, default or lien that would not cause a Material Adverse Change).


         3.5 Issuance and Delivery of the Shares and Conversion Shares. The Shares, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares") have been duly reserved for issuance upon conversion of the Shares and, when issued in compliance with the Certificate of Designations, will be duly and validly issued, fully paid and nonassessable. Neither the issuance and delivery of the Shares nor the issuance of the Conversion Shares are or will be at the time of issuance subject to preemptive or any other similar rights of the stockholders of the Company or any liens, encumbrances, equities or claims.

         3.6 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "Commission") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since October 12, 2000. As of their respective filing dates, all documents filed by the Company with the Commission (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable. The SEC Documents did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected in a subsequently filed SEC Document. The financial statements of the Company and the notes thereto included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

         3.7 Absence of Changes; Undisclosed Liabilities. Subsequent to the respective dates as of which information is given in the SEC Documents, and except as set forth or contemplated therein, neither the Company nor any of its subsidiaries has sustained material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, nor incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, and there has not been any Material Adverse Change, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole other than options granted pursuant to the Company's 1995 Stock Plan or 2000 Stock Option

Plan, shares issued upon exercise of options granted pursuant to the 1995 Stock Plan or 2000 Stock Option Plan, shares issued pursuant to the 2000 Employee Stock Purchase Plan and shares issued upon exercise of outstanding warrants.

         3.8 Litigation. Except as set forth in the SEC Documents, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any such subsidiary, might individually or in the aggregate, reasonably be expected to (i) prevent or adversely affect the transactions contemplated by the Transaction Agreements or the ability of the Company to perform its obligations under any of the Transaction Agreements; or (ii) result in a Material Adverse Change, and there is no valid basis for any such legal or governmental proceeding; and to the Company's knowledge, no such proceedings are threatened or contemplated against the Company or any subsidiary by governmental authorities or others. The Company is not a party nor subject to the provisions of any injunction, judgment, decree or order purporting to enjoin or restrain the execution, delivery or performance of any of its obligations under any of the Transaction Agreements.

         3.9 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization, registration, declaration or other filings or other action by, or notice to, or filing with (collectively, "Approvals") (a) any governmental authority, (b) the National Association of Securities Dealers, (c) the Nasdaq National Market or any other securities exchange, or (d) any other individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind, including any successor (by merger or otherwise) of such entity (collectively, a "Person") (whether acting in an individual, fiduciary or other capacity), is required in connection with the consummation of the transactions contemplated by the Transaction Agreements, except for (i) the filing of the Certificate of Designations with the Secretary of State for the State of Delaware, (ii) such Approvals as may be required under applicable state securities laws in connection with the sale of the Shares under this Agreement or under applicable federal or state securities laws in connection with the exercise of rights provided for in the Registration Rights Agreement, (iii) the filing of a notification of listing of additional shares with the Nasdaq National Market with respect to the Conversion Shares, (iv) any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") as may be required with respect to the issuance of the Conversion Shares and (v) any Approvals which, if not obtained or made, would not cause a Material Adverse Change.

         3.10 Compliance with Laws.(a) Neither the Company nor any of its subsidiaries is in violation in any material respect of any applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body, including, without limitation, the United States Food and Drug Administration; to the knowledge of the Company, otherwise than as set forth in the SEC Documents, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would cause a Material Adverse Change.

             (b) The Company has all licenses, permits and approvals of any governmental authority (collectively, "Permits") that are necessary for the conduct of the business of the Company; such Permits are in full force and effect; and no violations are or have been recorded in respect of any Permit.

         3.11 Investment Company. Neither the Company nor any of its subsidiaries is or, after application of the net proceeds from the sale of the Shares under this Agreement will become an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, assuming that neither the Purchaser nor RPRIH is such an investment company.

                                   SECTION 4
                 Representations and Warranties of the Purchaser

         The Purchaser hereby represents and warrants to the Company with respect to its purchase of the Shares, as of the Closing Date, as follows:

         4.1 Authorization. The Purchaser has the full corporate power and authority and has taken all requisite corporate action to execute and deliver each of the Transaction Agreements to which it is a party and to perform its obligations hereunder and thereunder. Each of the Transaction Agreements has been duly and validly authorized, executed and delivered by the Purchaser and is a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, conservatorship, readjustment of debt, moratorium or other similar laws affecting the rights of creditors or by general principles of equity, or to the extent that rights to indemnity and contribution under the Registration Rights Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

         4.2 Investment Representations and Covenants of the Purchaser

             (a) The Purchaser understands that the Shares are not, and the Conversion Shares may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Shares hereunder is exempt from registration under the Securities Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

             (b) The Purchaser represents that the Shares and Conversion Shares will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same in violation of the Securities Act or the securities laws of any state in the United States.

             (c) The Purchaser represents that it is experienced in evaluating investments in companies similar to the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, has the ability to bear the economic risks of the investment and is an "accredited investor" as defined by Regulation D, promulgated under the Securities Act.

             (d) The Purchaser acknowledges and understands that the Shares and the Conversion Shares, must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Registration Rights Agreement, the Company is under no obligation to register either the Shares or the Conversion Shares.

         4.3 Receipt of Information. The Purchaser has reviewed the Transaction Agreements and all exhibits thereto and the SEC Documents. The Purchaser and its counsel have had access to and an opportunity to review all documents and other materials requested of the Company; the Purchaser and its counsel have been given an opportunity to ask any and all questions of the Company concerning the terms of the offering and to obtain all information it or they believe necessary or appropriate to evaluate the suitability of an investment in the Shares.

         4.4 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Shares or the Conversion Shares unless and until (x) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (y) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel (who may be Purchaser's in-house counsel), reasonably satisfactory to the Company, that such disposition will be exempt from registration under the Securities Act.

         4.5 Legends. The Purchaser understands and agrees that the certificates evidencing the Shares and the Conversion Shares shall bear a legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL (WHO MAY BE IN-HOUSE COUNSEL TO THE HOLDER) OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                                   SECTION 5
                            Covenants of the Company

         The Company covenants and agrees with the Purchaser as follows:

         5.1 Use of Proceeds. Introgen intends to use the proceeds from the sale of the Shares to fund the commercialization of INGN 201, to begin building its internal sales and marketing division to support INGN 201's anticipated market introduction and for general working capital.

         5.2 Listing on The Nasdaq National Market. The Company will list the Conversion Shares, subject to official notice of issuance, on the Nasdaq National Market at or before any sale of such shares by the Purchaser.

                                   SECTION 6
     Documents to be Delivered and Actions to be Taken Prior to the Closing

         The respective obligations of the parties hereto to effect the sale and purchase of the Shares shall be subject to the satisfaction or waiver prior to the Closing, of all of the following conditions and only the following conditions:

         6.1 Execution and Delivery of Registration Rights Agreement. The Purchaser and the Company shall have executed and delivered the Registration Rights Agreement.

         6.2 Execution and Delivery of Voting Agreement. The Purchaser and the Company shall have executed and delivered the Voting Agreement.

         6.3 Filing and Delivery of Certificate of Designations. The Company shall have executed and filed the Certificate of Designations with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware. The Company shall have delivered to the Purchaser a copy of the executed Certificate of Designations as certified by the office of the Secretary of State of the State of Delaware.

         6.4 Execution and Delivery of Compliance Certificate. The Company shall have delivered to the Purchaser a certificate, executed by the President of the Company, dated the Closing Date, and certifying, among other things, that (i) the representations and warranties of the Company set forth in Section 3 hereof are true and correct in all respects on the Closing Date; and (ii) that all covenants and agreements contained in this Agreement to be performed by the Company on or prior to the Closing Date have been performed or complied with.

         6.5 Execution and Delivery of Secretary's Certificate. The Company shall have delivered to the Purchaser a certificate, in form and substance satisfactory to the Purchaser, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (i) that the attached copies of the Restated Certificate, Certificate of Designations, the Bylaws and resolutions of the Board of Directors of the Company approving each of the Transaction Agreements are true, complete and correct and remain unattended and in full force and effect; and (ii) as to the incumbency and specimen signature of each officer of the Company executing each Transaction Agreement and any other document or instrument delivered at the Closing on behalf of the Company.

         6.6 Delivery of Additional Documents. The Company shall have delivered to Purchaser true, complete and correct copies of such documents as Purchaser may have reasonably requested in connection with or relating to the sale of the Shares and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Purchaser.

                                   SECTION 7
                   Termination of Aventis Board Representation

         Effective as of the Closing Date, Section 23 of that certain Series B Preferred Stock Purchase Agreement, dated as of October 7, 1994, shall be terminated in its entirety and be of no further force or effect.

                                   SECTION 8
                                  Miscellaneous

         8.1 Governing Law. This Agreement shall be governed in all respects by and in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         8.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the Closing.

         8.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         8.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         8.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered (by courier service or otherwise) or sent by registered or certified mail (return receipt requested and postage prepaid), in each case to the respective address specified below, or such other addresses as may be specified in writing by such party to the other party hereto, or sent by confirmed telecopier, as follows:

                  Purchaser:      Route 202-206
                                  Bridgewater, New Jersey 08807-0800
                                  Facsimile: (908) 231-3619
                                  Attn:  Senior Vice President - Corporate
                                      Development

                                  with copies to (which shall not constitute
                                      notice):

                                  Charles D. Dalton
                                  Vice President, Legal - Corporate Development Route 202-206
                                  Bridgewater, New Jersey 08807-0800
                                  Facsimile:  (908) 231-4480

                                  and

                                  Joe S. Poff
                                  Baker Botts L.L.P.
                                  One Shell Plaza
                                  Houston, Texas 77002
                                  Facsimile:  (713) 229-7710

                  Company:        Introgen Therapeutics, Inc.
                                  301 Congress Ave., Suite 2025
                                  Austin, Texas 78701
                                  Facsimile:  (512) 708-9311
                                  Attn:  David G. Nance

                                  with copies to (which shall not constitute
                                      notice):

                                  Rodney Varner, Esq.
                                  Wilson & Varner, L.L.P.
                                  301 Congress Avenue
                                  Austin, Texas 78701
                                  Facsimile:  (512) 498-9141

                                  Wilson Sonsini Goodrich & Rosati
                                  Professional Corporation
                                  8911 Capital of Texas Highway, Suite 3350
                                  Austin, Texas 78759
                                  Facsimile:  (512) 338-5499
                                  Attn:  Christopher J. Ozburn, Esq.

         8.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         8.7 Expenses. Each of the Company and the Purchaser shall bear its own expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

         8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         8.9 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         8.10 Severability. If any provision of this Agreement should be held invalid, illegal or unenforceable in any jurisdiction, all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

         8.11 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         IN WITNESS WHEREOF, the foregoing Agreement is hereby executed as of the date first above written.

                              Introgen Therapeutics, Inc.

                              By:
                                  ---------------------------------------------
                                  David G. Nance
                                  President and Chief Executive Officer



                              Aventis Pharmaceuticals Products Inc.

                              By:
                                  ---------------------------------------------

                              Name: Dr. Thomas Hofstaetter
                                    -------------------------------------------

                              Title:  Senior Vice President
                                     ------------------------------------------




                              Rhone-Poulenc Rorer International (Holdings), Inc.

                              By:
                                 -----------------------------------------------

                              Name: Phillip R. Ridolfi
                                    --------------------------------------------

                              Title:  President
                                    --------------------------------------------













         [Signature page for Series A Non-Voting Convertible Preferred
                           Stock Purchase Agreement]

                                  EXHIBIT 1.50

                             THIRD PARTY AGREEMENTS


     o License Agreement effective September 1, 1999, between [*] and Rhone-Poulenc Rorer Pharmaceuticals Inc.

     o Patent License Agreement effective September 10, 1996, between [*] and Rhone-Poulenc Rorer Pharmaceuticals Inc.

     o Research Support and License Agreement effective December 1, 1998, between [*] and Rhone-Poulenc Rorer Pharmaceuticals Inc.

     o Other third party agreements pursuant to the Third Party Involvement referenced in Exhibits 1.6, 1.8 and 1.10 and as further described in
          Exhibit 7.2.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.55

                                VOTING AGREEMENT

                                VOTING AGREEMENT

         This VOTING AGREEMENT (this "Voting Agreement") is made and entered into as of June 30, 2001, by and among Introgen Therapeutics, Inc., a Delaware corporation ("Introgen"), Rhone-Poulenc Rorer International (Holdings), Inc., a Delaware corporation ("RPRIH"), and Aventis Pharmaceuticals Products Inc., a Pennsylvania corporation ("APPI", and together with RPRIH, the "Aventis Holders"), each of whom is sometimes referred to herein as a "Party" and collectively as the "Parties."

                                    RECITALS

         WHEREAS, Introgen and APPI are each a party to that certain Restated p53 and K-ras Agreement of even date herewith, whereby each has agreed, among other things, to enter into this Voting Agreement; and

         WHEREAS, as of the date hereof, the RPRIH is the holder of record of 3,968,893 shares of Introgen's Common Stock, par value $0.001 per share (the "Existing Introgen Shares"); and

         WHEREAS, pursuant to that certain Series A Non-Voting Convertible Preferred Stock Purchase Agreement of even date herewith by and among Introgen, APPI and RPRIH (the "Stock Purchase Agreement"), Introgen has agreed to sell, and APPI has agreed to purchase, at the Closing (as defined in the Stock Purchase Agreement) 100,000 shares of Introgen's Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (the "Series A Shares"), which Series A Shares are convertible into shares of Introgen common stock. The Existing Introgen Shares and the shares of common stock of Introgen actually issued upon the conversion of the Series A Shares (the "Conversion Shares") are collectively referred to herein as the "Introgen Shares;" and

         WHEREAS, APPI contemplates the formation of an affiliated or otherwise related company ("Gencell") and may wish to transfer some or all of the Series A Shares or Conversion Shares to Gencell; and

         WHEREAS, the Stock Purchase Agreement contemplates, among other things, that the Company, APPI and RPRIH enter into this Voting Agreement and that this Voting Agreement become effective upon the Closing of the purchase and sale of the Series A Shares under the Stock Purchase Agreement (the "Effective Date");

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

         1. Voting on Corporate Action.

                  (a) Voting Agreement.

                           (i) In the event that, following the Effective Date,
a Corporate Action (i) is approved by Introgen's Board of Directors or other governing body and (ii) receives approval of the holders of not less than a majority of Introgen's outstanding Voting Securities without taking into account any such securities held by any of the Aventis Holders, each of the Aventis Holders shall consent to and vote all of the Introgen Shares held by it in favor of such Corporate Action at any meeting of stockholders (or by any action by written consent) called to consider the approval of such Corporate Action.

                           (ii) In the event that, following the Effective Date,
a Corporate Action (i) is approved by Introgen's Board of Directors or other governing body and (ii) is rejected by the holders of not less than a majority of Introgen's outstanding Voting Securities without taking into account any such securities held by any of the Aventis Holders, each of the Aventis Holders shall consent to and vote all of the Introgen Shares held by it against such Corporate Action at any meeting of stockholders (or by any action by written consent) called to consider the approval of such Corporate Action.

                           (iii) A "Corporate Action" shall mean any matter put
to a vote of the stockholders of Introgen. "Voting Securities" shall mean, with respect to any specified person, any class or classes of Capital Stock of the specified person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, supervisory board, managers or trustees of the specified person (irrespective of whether or not, at the time, stock of any other class or classes have, or might have, voting power by reason of the happening of any contingency). "Capital Stock" shall mean, with respect to any person, any and all shares, interests, participation, rights or other equivalents in the equity interests (however designated) in that person.

         (b) Power of Attorney. If any of the Aventis Holders fails or refuses to vote the Introgen Shares held by it as required by, or votes the Introgen Shares held by it in contravention of this Section 1, then Introgen's Chairman of the Board or Chief Executive Officer shall have an irrevocable proxy, coupled with an interest, to vote such Introgen Shares in accordance with this Section
1. Each of the Aventis Holders hereby grants to Introgen's Chairman of the Board and Chief Executive Officer such an irrevocable proxy and hereby appoints Introgen's Chairman of the Board and Chief Executive Officer, and each of them acting singly, its attorney-in-fact to vote the Introgen Shares held by it in accordance with the terms of this Section 1. In the event that any of the Aventis Holders fails or refuses to comply for any reason with the provisions of this Section 1, Introgen, at its option, may elect to proceed with the Corporate Action notwithstanding such failure or refusal. The voting of shares pursuant to this Voting Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

         (c) The proxies granted pursuant to this Section 1 shall be deemed coupled with an interest and are irrevocable for the term of this Voting Agreement. It is agreed and understood that (i) monetary damages would not adequately compensate an injured Party for the breach of this Section 1 by any Party, (ii) this Section 1 shall be specifically enforceable, and (iii) any breach or threatened breach of this Section 1 shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party waives any claim or defense that there is an adequate remedy at law for such any breach or threatened breach.

         (d) After receiving proper notice, one or more representatives of each Aventis Holder, as a holder of Introgen Shares, shall be present, in person or by proxy, at all meetings of stockholders of Introgen, as appropriate, to vote upon a proposed Corporate Action so that all of the Introgen Shares beneficially owned by the Aventis Holders and/or their respective affiliated entities may be counted for the purposes of determining the presence of a quorum at such meetings.

         (e) The Aventis Holders shall not deposit any of the Introgen Shares beneficially owned by either of them in a voting trust or subject any such securities to any arrangement or agreement with respect to the voting of such securities provided that this provision will not restrict the right of APPI to transfer any Series A Shares or Conversion Shares to Gencell as contemplated by
Section 2.

         (f) This Voting Agreement shall extend to any national or state statutory approval rights for any Corporate Action that either Aventis Holder may have by virtue of beneficially holding Introgen Shares.

         2. Gencell as a Party.

         (a) APPI shall have the right to transfer some or all of its Series A Shares or Conversion Shares to Gencell in accordance with the terms of the Stock Purchase Agreement. In connection with any such transfer, APPI shall cause Gencell to agree to be bound by the obligations of this Voting Agreement as a Party with respect to such transferred shares and to execute and deliver to Introgen a counterpart signature page to this Voting Agreement.

         3. Termination.

         (a) This Voting Agreement, except for the obligation of Introgen set forth in the last sentence of Section 4, shall terminate as to any Introgen Shares on the earliest to occur of: (i) the date upon which such shares are sold into an established trading market for such shares in accordance with applicable securities laws, including sales made under Rule 144 under the Securities Act of 1933, as amended; (ii) the date upon which such shares are sold under an effective registration statement covering such shares filed with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended; (iii) the date upon which such shares are sold by either of the Aventis Holders in a private sale to a non-affiliate (as such term "affiliate" is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of such Aventis Holder that is not either (x) a direct competitor of Introgen whose main line of activity (based on publicly-available information or, in the case of a privately-held company, otherwise commonly known information regarding such competitor) is the development of gene therapy products or (y) a pharmaceutical company; or (iv) the date indicated in paragraph (b) below.

         (b) In any event, this Voting Agreement shall terminate on the date corresponding to the tenth anniversary of the Effective Date of this Voting Agreement.

         4. Legend. Concurrently with (i) the execution of this Voting Agreement, with respect to the Existing Introgen Shares outstanding on the date of this Voting Agreement; and (ii) the issuance of the Conversion Shares, with respect to such shares, there shall be imprinted or otherwise placed, on certificates representing such shares a restrictive legend substantially to the following effect (the "Legend"):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN VOTING AGREEMENT DATED AS OF JUNE 30, 2001 AMONG THE CORPORATION, THE ORIGINAL HOLDER OF THESE SECURITIES AND CERTAIN OTHER PARTIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

If such shares are not certificated, then a substantially similar notification shall be placed in an appropriate fashion with the person charged with maintaining registration of the ownership of such shares so as to put on notice of the terms and conditions of this Voting Agreement any transferee of such shares. Following the termination of this Voting Agreement with respect to any Introgen Shares, upon the request of the Aventis Holder that holds or held such shares, Introgen shall issue to or as directed by such Aventis Holder a new certificate or certificates representing such Introgen Shares that does not or do not contain the Legend.

         5. Miscellaneous

         (a) Governing Law. This Voting Agreement shall be governed in all respects by and in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         (b) Equitable Relief. The Parties hereby agree that it would be impossible to measure in money the damages that may accrue to a Party by reason of a failure of another Party to perform any of the obligations under this Voting Agreement, and further agree that the terms of this Voting Agreement shall be specifically enforceable. If any Party institutes any action or proceeding to specifically enforce the provisions hereof, any other Party against whom such action or proceeding is brought hereby waives the claim or defense therein that the instituting Party has an adequate remedy at law, and such other Party shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         (c) Successors and Assigns; Assignment. The provisions of this Voting Agreement shall be binding on and inure to the benefit of the Parties and their respective successors and permitted assigns. APPI shall have the right to have Gencell assume those obligations of APPI under this Voting Agreement that relate to any Introgen Shares transferred by APPI to Gencell in accordance with Section
2. APPI shall cause Gencell to assume the those obligations of APPI under this Voting Agreement that relate to any Introgen Shares transferred by APPI to Gencell in accordance with Section 2.

         (d) Entire Agreement. This Voting Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements and understandings, whether written or oral, among the Parties with respect to such subject matter.

         (e) Amendment. Except for the addition of Gencell as a Party hereto in accordance with Section 2, no amendment or modification of any provision of this Voting Agreement shall be effective unless in writing signed by all of the Parties. No provision of this Voting Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance, or any other matter not set forth in an agreement in writing and signed by all of the Parties.

         (f) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered (by courier service or otherwise) or sent by registered or certified mail (return receipt requested and postage prepaid), in each case to the respective address specified below, or such other addresses as may be specified in writing by such party to the other party hereto, or sent by confirmed telecopier, as follows:

         Aventis Holders:

                       Aventis Pharmaceuticals Products Inc.
                       Route 202-206
                       Bridgewater, New Jersey 08807-0800
                       Facsimile:  (908) 231-3619
                       Attn:  Senior Vice President - Corporate Development

                       and

                       Rhone-Poulenc Rorer International (Holdings), Inc. 3711 Kennett Pike, Suite 200
                       Greenville, Delaware 19807
                       Facsimile: (302) 777-7665
                       Attn:  Phillip Ridolfi, President

                       with copies to (which shall not constitute notice):

                       Charles D. Dalton
                       Vice President, Legal - Corporate Development
                       Route 202-206
                       Bridgewater, New Jersey 08807-0800
                       Facsimile:  (908) 231-4480

                       and

                       Joe S. Poff
                       Baker Botts L.L.P.
                       One Shell Plaza
                       Houston, Texas 77002
                       Facsimile:  (713) 229-7710

                  Introgen:

                       Introgen Therapeutics, Inc.
                       301 Congress Ave., Suite 2025
                       Austin, Texas 78701
                       Facsimile:  (512) 708-9311
                       Attn:  David G. Nance

                       with a copies to (which shall not constitute notice):

                       Rodney Varner, Esq.
                       Wilson & Varner, L.L.P.
                       301 Congress Avenue
                       Austin, Texas 78701
                       Facsimile:  (512) 498-9141

                       and

                       Wilson Sonsini Goodrich & Rosati
                       Professional Corporation
                       8911 Capital of Texas Highway, Suite 3350
                       Austin, Texas 78759
                       Facsimile:  (512) 338- 5499
                       Attn:  Christopher J. Ozburn, Esq.

         (g) Delays or Omissions; Waiver. Except as expressly provided in this Voting Agreement, no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach or default of this Voting Agreement by another Party, shall impair any such right, power or remedy of the non-breaching Party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Voting Agreement or any waiver on the part of any Party of any provisions or conditions of this Voting Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

         (h) Counterparts. This Voting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         (i) Titles and Subtitles. The titles and subtitles used in this Voting Agreement are used for convenience only and are not to be considered in construing or interpreting this Voting Agreement.

         (j) Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Voting Agreement may be executed by one or more Parties, and an executed copy of this Voting Agreement may be delivered by one or more Parties by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all Parties shall execute an original of this Voting Agreement as well as any facsimile, telecopy or other reproduction hereof.

         (k) Severability. If any provision of this Voting Agreement should be held invalid, illegal or unenforceable in any jurisdiction, all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

         (l) Further Assurances. Each of the Parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Voting Agreement.

                         VOTING AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the Parties have executed this Voting Agreement as of the date first written above.


                            Introgen Therapeutics, Inc.


                            By:
                               -------------------------------------------------
                                     David G. Nance
                                     President and Chief Executive Officer



                            Aventis Pharmaceuticals Products Inc.

                            By:
                                   ---------------------------------------------

                            Name:    Dr. Thomas Hofstaetter
                                   ---------------------------------------------

                            Title:   Senior Vice President
                                   ---------------------------------------------



                            Rhone-Poulenc Rorer International (Holdings), Inc.

                            By:
                                   ---------------------------------------------

                            Name:    Phillip R. Ridolfi
                                   ---------------------------------------------

                            Title:   President
                                   ---------------------------------------------

                                EXHIBIT 2.2.1(c)

                  FORM OF ASSIGNMENT AND ASSUMPTION INSTRUMENT

                        ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, effective as of July 2, 2001, among Aventis Pharmaceuticals Products Inc. (formerly Rhone-Poulenc Rorer Pharmaceuticals Inc.), a Pennsylvania corporation ("APPI" or "Assignor") [SHOULD AN AVENTIS ENTITY OTHER THAN OR IN ADDITION TO APPI BE THE ACTUAL PARTY TO ANY CLINICAL TRIAL AGREEMENT, THAT PARTY SHALL BE SUBSTITUTED OR ADDED TO THIS AGREEMENT AS APPROPRIATE], and Introgen Therapeutics Inc., a Delaware corporation ("Introgen Therapeutics" or "Assigne

                                   WITNESSETH

WHEREAS, Assignor and Assignee have entered into a Restated p53 and K-ras Agreement, dated as of June 30, 2001 (the "Restated Agreement"; capitalized terms used herein and not otherwise defined herein having the respective meanings given in the Restated Agreement), providing for the restructuring of the Original p53 Agreement and the Original K-ras Agreement so that Introgen Therapeutics takes over from the Aventis Parties the further development and commercialization of the gene therapy products for the delivery of the p53 and K-ras inhibition genes, including the INGN 201 product, and that Aventis retain a potential economic upside in those products by making an additional equity investment in Introgen Therapeutics; and

WHEREAS, pursuant to Section 2.2. 1 (c) of the Restated Agreement, Assignor has agreed to enter into this Assignment and Assumption Agreement providing for the assumption by Assignee of the agreement listed on Schedule - attached hereto (the "Clinical Trial Agreement");

NOW, THEREFORE, for and in consideration of the mutual consideration provided for in the Restated Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the terms and conditions of the Restated Agreement, the parties hereto agree as follows:

1. Assignment of Rights. The Assignor hereby assigns and relinquishes all rights of any kind, whether fixed, contingent, accrued or otherwise, that either the Assignor or any Affiliate of the Assignor may have under, with respect to or in connection with the Clinical Trial Agreement unless otherwise required to retain such rights and obligations under the such contract or by law.

2. Assumption of Liabilities. Assignee hereby assumes all obligations and liabilities of any kind, whether fixed, contingent, accrued or otherwise, that the Assignor or any Affiliate of the Assignor may have under, with respect to or in connection with the Clinical Trial Agreement.

3. Representations and Warranties. The Assignor is not making any representations or warranties of any nature or kind with respect to the Clinical Trial Agreement, except as expressly made and contained in the Restated Agreement.

4. Conflicts with Restated Agreement. In the event that any provision of this Agreement is construed to conflict with a provision of the Restated Agreement, the provision in the Restated Agreement shall be deemed controlling.

5. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof which would require the application of the laws of a jurisdiction other than New York.

IN WITNESS WHEREOF, each party hereto has caused this Assignment and Assumption AgFeement to be duly executed by its duly authorized officer and to be effective as of the date indicated above.

INTROGEN THERAPEUTICS, INC.                 AVENTIS PHARMACEUTICALS
                                            PRODUCTS INC.

By:                                         By:
   ------------------------------              ---------------------------------
Name:                                       Name:
     ----------------------------                -------------------------------
Title:                                      Title:
      ---------------------------                 ------------------------------



SHOULD ANY CLINICAL TRIAL AGREEMENT REQUIRE THE ADDITION OF ANY ADDITIONAL LANGUAGE OR TERMS TO THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, AVENTIS RESERVES THE RIGHT TO ADD SUCH LANGUAGE OR TERMS. ADDITIONALLY, SHOULD ANY CLINICAL TRIAL AGREEMENT REQUIRE THAT THE NON-AVENTIS PARTY TO SUCH CLINICAL TRIAL AGREEMENT ALSO BE A PARTY TO THIS AGREEMENT, SUCH PARTY SHALL BE ADDED.

                                 EXHIBIT 2.2.2

                   LATER STAGE CLINICAL DEVELOPMENT ACTIVITIES

     Point of transfer of late stage clinical studies from Aventis to Introgen:

-    [*]: Final Study Reports

-    [*]: Close study sites for enrollment and transfer of safety data.

-    [*]:

          o    Transfer current clinical database

          o Completion of therapy in [*] patients currently treated. If therapy/monitoring extended beyond [*], Introgen will pay for all services (including internal costs) provided by [*], as well.

          o    Transition to Clinical Research status, as appropriate.

-    [*]: Transfer of current clinical database.

-    [*]: Aventis to complete database lock.

-    [*] & Bio-safety Report: Draft Final Study Reports.

-    [*]: Transfer of current clinical database.

- [*]: Clinical responsibility transferred in May in the US. Outside the United States, the clinical responsibility will be transferred to Introgen within [*] days of signature of the Agreement.


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 EXHIBIT 2.3.1

                          DOCUMENTATION AND P53 MATERIALS

If additional documents fall within the definition of p53 or K-Ras related material, Introgen shall have until the end of the Transition Period to make photocopies.

                               EFFICACY STUDIES

                                      [*]

     o    [*]

     o    [*]

     o    [*]

     o    [*]

     o    [*]

     o    [*]

                                      [*]

     o    [*]

                                      [*]

     o    [*]

     o    [*]

                                 BIODISTRIBUTION

Preclinical study : local and general biodistribution of Ad5CMV-p53 construct in mice

     [*]

     [*]

     [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     [*]

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     o    [*]

                              TOXICOLOGY

     o    [*]

     o    [*]

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     o    [*]

     o    [*]

     o    [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     o    [*]

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     o    [*]

                               MOLECULAR ANALYSIS

     o    [*]

     o    [*]

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              EXPERIMENTAL REPORTS

                                      [*]

[*]

[*]

[*]

[*]
         o        [*]

         o        [*]

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                             HCC - BRECHOT'S STUDIES

         o        [*]

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o        [*]

                                      [*]

         o        [*]

         o        [*]

                PUBLICATIONS RELATED TO RPR/INGN 201 (RESEARCH)

         o        [*]

         o        [*]

         o        [*]

         o        [*]

                              CLINICAL/REGULATORY

         o        [*]

         o        [*]

         o        Copy of all CROs contracts

         o        [*]

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o        [*]

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         o        [*]

         o        [*]

         o List of additional institutions and ethics committees expecting Finalized Biosafety report

         o Material Tracking Documentation for Materials used at clinical sites in the EU

         o Material Tracking Documentation for Materials used at clinical sites in the US

         o Material Tracking Documentation for Materials used at clinical sites in the US; completed [*]

         o Tracking Documentation for Materials used at clinical sites in the US collected between [*] and hand over of responsibility to Introgen

         o Material Tracking Documentation for Materials used at clinical sites in [*]

         o US - Investigational Materials Request Form (IMRF) Database (Access Material Tracking)

         o        US drug request form

         o Aventis Clinical procedures document for US IMRF process - electronic version

         o        Aventis Regulatory procedure document for US IMRF process

         o Identify Authorities needing to get Biosafety report (when complete)

                                 CMC/REGULATORY

         o Regulatory Submissions to US, EU (eg: CMC & protocol & biosafety submissions to various regulatory agencies in EU)

         o        Regulatory communications to all agencies.

         o        Current status of submissions

         o        Addresses/contact information for various agencies

         o List of reporting responsibilities that will have to be carried out for each agency

         o        CMC dossiers for support of EU trials

         o Electronic copies of documents prepared by Aventis & submitted to US


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o Electronic copies of documents prepared by Aventis & submitted to [*]

         o Electronic copies of documents prepared by Aventis & submitted to [*]

         o Aventis R SAs concerning regulatory strategies for dealing with regulatory agencies

         o Import information used to release previous Introgen material for use in EU/JP/Canada

         o Text provided for submission to [*] including immunological reaction and hepatotoxicity

         o        Send package to [*] for [*] submission

         o        Dossier in progress for [*] submission of [*]

         o Dossier in progress for [*] Submission of [*] - Introgen input needed for SKBS form - complaints and recalls procedure

                                    DATABASES

        Only when Introgen is ready to receive (Safe Harbor, Section 7.5)

         o        [*]

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    TECHNICAL

         o        [*]

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

           RELEASE ASSAYS - INFORMATION AND TRAINING AS LISTED BELOW

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o        [*]

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                           CLINICAL SUPPLY INFORMATION

         o        [*]

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                                QUALITY ASSURANCE

         Summary of audit reports of vendors for p53 program


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                               TECHNICAL MATERIALS


      [*]                                     [*]
      ---------                               ------
      [*]
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      [*]                                     [*]

                                     VENDORS

o Authorization for Introgen to directly communicate with Aventis vendors concerning p53

                  [*]

                  [*]

                  [*]

                  [*]

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         [*]




[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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    the omitted portions.

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o        [*]

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o        [*]

                               OTHER TECHNOLOGIES
                                    (NON-p53)

                                     AV1Y28

         o        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o        [*]


                                     LIPIDS

         o        [*]


                         MARKETING AND COMMUNICATIONS

         o        p53 business plans (initial/current)

         o p53 worldwide marketing analysis/studies (broken down by country/other geography)

         o p53 European marketing analysis/studies (broken down by country/other geography)

         o p53 worldwide forecasted revenue by application (head & heck, lung, etc..) & geography

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         o p53 European forecasted revenue by application (head & heck, lung, etc..) & geography

         o        p53 worldwide marketing plans

         o        p53 European marketing plans

         o        p53 product pricing/gross margin analysis

         o p53 marketing materials (planned brochures, flyers, photographs)

         o p53 targeted customers contact list (hospitals, cancer clinics, etc.)

         o p53 press releases (released and planned - including Phase III program)

         o        p53 sales training material/plans

         o        p53 sales & marketing presentations

         o        Marketing Subteam meeting minutes

         o        Planned press releases for p53

         o        Competitive information on p53 programs [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                EXHIBIT 2.3.1.a

      SCHEDULE FOR TRANSFER OF MATERIALS AND DOCUMENTATION IN EXHIBIT 2.3.1

      IF ANY ITEM APPEARS ON EXHIBIT 2.3.1(a) THAT DOES NOT ALSO APPEAR ON
EXHIBIT 2.3.1, THE AVENTIS PARTIES SHALL HAVE NO OBLIGATION TO PROVIDE SUCH ITEM TO INTROGEN THERAPEUTICS. THE CONTENT OF EXHIBIT 2.3.1 SHALL CONTROL AS TO DOCUMENTS TO BE DELIVERED BY THE AVENTIS PARTIES TO INTROGEN THERAPEUTICS.

                                 EXHIBIT 2.3.2


                            P53 ASSIGNMENT AGREEMENT

p53 ASSIGNMENT AGREEMENT, effective as of July 2, 2001, among Aventis Pharmaceuticals Products Inc. (formerly Rhone-Poulenc Rorer Pharmaceuticals Inc.), a Pennsylvania corporation ("APPI"), Aventis Pharma S.A., a company organized under the laws of France ("APSA" and, together with APPI, the "Aventis Parties") ("Assignors"), having an office for the transaction of business at Route 202-206, Bridgewater, NJ, and Introgen Therapeutics Inc., a Delaware corporation ("Introgen Therapeutics"), ("Assignee"), having an office for the transaction of business at 301 Congress Avenue, Austin, Texas.

                                   WITNESSETH

WHEREAS, Assignors and Assignee have entered into a Restated p53 and K-ras Agreement, dated as of June 30, 2001 (the "Restated Agreement"; capitalized terms used herein and not otherwise defined herein having the respective meanings given in the Restated Agreement), providing for the restructuring of the Original p53 Agreement and the Original K-ras Agreement, so that Introgen Therapeutics takes over from the Aventis Parties the further development and commercialization of the gene therapy products for the delivery of the p53 and K-ras inhibition genes, including the INGN 201 product, and that Aventis retain a potential economic upside in those products by making an additional equity investment in Introgen Therapeutics; and

WHEREAS, pursuant to Section 2.3.2 of the Restated Agreement, Assignors have agreed to enter into this Assignment Agreement providing for the assignment of Assignor of the (i) p53 Materials; (ii) p53 Documentation; and (iii) INDs with respect to INGN 201 ("Assigned Matter") as provided under Section 2.3.1 of the Restated Agreement;

NOW, THEREFORE, for and in consideration of the mutual consideration provided for in the Restated Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the terms and conditions of the Restated Agreement, the parties hereto agree as follows:

1. Assignment of Rights. Each Assignor hereby assigns and relinquishes its right, title and interest, that any Assignor may have with respect to or in connection with the (i) p53 Materials; (ii) p53 Documentation; and (iii) INDs with respect to INGN 201 under Section 2.3.2 of the Restated Agreement unless otherwise required to retain such rights and obligations under a Third Party Agreement or by law and as further limited in Sections 2.3.1. 2.3.4. 7.2 and
7.3 of the Restated Agreement.

3. Representations and Warranties. The Assignors are not making any representations or warranties of any nature or kind with respect to the Assigned Materials, except as expressly made and contained in the Restated Agreement.

4. Conflicts with Restated Agreement. In the event that any provision of this Agreement is construed to conflict with a provision of the Restated Agreement, the provision in the Restated Agreement shall be deemed controlling.

5. Governing-Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof which would require the application of the laws of a jurisdiction other than New York.

IN WITNESS WHEREOF, each party hereto has caused this Assignment and Assumption Agreement to be duly executed by its duly authorized officer effective as of the date indicated above.


INTROGEN THERAPEUTICS, INC.               AVENTIS PHARMACEUTICALS
                                          PRODUCTS INC.

By:                                       By:
   --------------------------------           --------------------------------
Name:                                     Name:
     ------------------------------             ------------------------------
Title:                                    Title:
      -----------------------------              -----------------------------


                                          AVENTIS PHARMA S.A..

                                          By:
                                              --------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                 -----------------------------



                  (SIGNATURE PAGE TO p53 ASSIGNMENT AGREEMENT]

                                 EXHIBIT 4.1.2


                           K-RAS ASSIGNMENT AGREEMENT

K-ras ASSIGNMENT AGREEMENT, effective as of July 2, 2001, among Aventis Pharmaceuticals Products Inc. (formerly Rhone-Poulenc Rorer Pharmaceuticals Inc.), a Pennsylvania corporation ("APPI"), Aventis Pharma S.A., a company organized under the laws of France ("APSA" and, together with APPI, the "Aventis Parties") ("Assignors"), having an office for the transaction of business at Route 202-206, Bridgewater, NJ, and Introgen Therapeutics Inc., a Delaware corporation ("Introgen Therapeutics"), ("Assignee"), having an office for the transaction of business at 301 Congress Avenue, Austin, Texas.

                                   WITNESSETH

WHEREAS, Assignors and Assignee have entered into a Restated p53 and K-ras Agreement, dated as of June 30, 2001 (the "Restated Agreement"; capitalized terms used herein and not otherwise defined herein having the respective meanings given in the Restated Agreement), providing for the restructuring of the Original p53 Agreement and the Original K-ras Agreement, so that Introgen Therapeutics takes over from the Aventis Parties the further development and commercialization of the gene therapy products for the delivery of the p53 and K-ras inhibition genes, including the INGN 201 product, and that Aventis retain a potential economic upside in those products by making an additional equity investment in Introgen Therapeutics; and

WHEREAS, pursuant to Section 4.2.2 of the Restated Agreement, Assignors have agreed to enter into this Assignment Agreement providing for the assignment of Assignor of the K-ras Materials and K-ras Documentation ("Assigned Matter") under Section 4.2.1 of the Restated Agreement;

NOW, THEREFORE, for and in consideration of the mutual consideration provided for in the Restated Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the terms and conditions of the Restated Agreement, the parties hereto agree as follows:

1. Assignment of Rights. Each Assignor hereby assigns and relinquishes its right, title and interest, that any Assignor may have with respect to or in connection with the K-ras Materials and K-ras Documentation under Section 4.2.2 of the Restated Agreement unless otherwise required to retain such rights and obligations under a Third Party Agreement or by law and as further limited in Sections 4.2.1, 7.2 and 7.3 of the Restated Agreement. .

3. Representations and Warranties. The Assignors are not making any representations or warranties of any nature or kind with respect to the Assigned Materials, except as expressly made and contained in the Restated Agreement.

4. Conflicts with Restated Agreement. In the event that any provision of this Agreement is construed to conflict with a provision of the Restated Agreement, the provision in the Restated Agreement shall be deemed controlling.

5. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof which would require the application of the laws of a jurisdiction other than New York.

IN WITNESS WHEREOF, each party hereto has caused this Assignment and Assumption Agreement to be duly executed by its duly authorized officer effective as of the date indicated above.



INTROGEN THERAPEUTICS, INC.                AVENTIS PHARMACEUTICALS PRODUCTS INC.


By:                                        By:
    -----------------------------------        --------------------------------

Name:                                      Name:
      ---------------------------------          ------------------------------

Title:                                     Title:
       --------------------------------           -----------------------------


                                           AVENTIS PHARMA S.A..

                                           By:
                                               --------------------------------

                                           Name:
                                                 ------------------------------

                                           Title:
                                                  -----------------------------








                 [SIGNATURE PAGE TO K-ras ASSIGNMENT AGREEMENT]

                                  EXHIBIT 7.2

                                CONSENT REPORTS

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 1 FROM LOI

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]         [*]              [*]              [*]                        [*]                [*]                     [*]

                                                             LICENSING
FILE      PCT NUMBER      DATA ACTION    NEXT STEP             NOTES
----      ----------      -----------    ---------           ---------

[*]          [*]              [*]           [*]                  [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 1 FROM LOI

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]           [*]            [*]              [*]                         [*]                [*]                    [*]

                                                             LICENSING
FILE      PCT NUMBER      DATA ACTION    NEXT STEP             NOTES
----      ----------      -----------    ---------           ---------

[*]          [*]              [*]            [*]                 [*]


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    the Commission. Confidential treatment has been requested with respect to the omitted portions.


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

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 2 FROM LOI
AVENTIS PHARMACEUTICALS' ADENOVIRAL DELIVERY IP

                            THIRD PARTY                                                    PROPOSAL TO
FILE         PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----         ----------     -----------         -----                    ---------      -----------------        ------------

[*]             [*]             [*]              [*]                         [*]              [*]                      [*]

                                                             LICENSING
FILE         PCT NUMBER   DATA ACTION    NEXT STEP             NOTES
----         ----------   -----------    ---------           ---------

[*]              [*]          [*]           [*]                 [*]


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    the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 2 FROM LOI
AVENTIS PHARMACEUTICALS' ADENOVIRAL DELIVERY IP

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]          [*]             [*]              [*]                         [*]                [*]                    [*]

                                                             LICENSING
FILE      PCT NUMBER      DATA ACTION    NEXT STEP             NOTES
----      ----------      -----------    ---------           ---------

[*]          [*]              [*]           [*]                  [*]


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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 2 FROM LOI
AVENTIS PHARMACEUTICALS' ADENOVIRAL DELIVERY IP

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]          [*]             [*]              [*]                         [*]                [*]                    [*]


                                                             LICENSING
FILE      PCT NUMBER      DATA ACTION    NEXT STEP             NOTES
----      ----------      -----------    ---------           ---------

[*]          [*]              [*]           [*]                  [*]


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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 2 FROM LOI
AVENTIS PHARMACEUTICALS' ADENOVIRAL DELIVERY IP

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]           [*]            [*]              [*]                         [*]               [*]                    [*]

                                                             LICENSING
FILE      PCT NUMBER     DATA ACTION    NEXT STEP             NOTES
----      ----------     -----------    ---------           ---------

[*]          [*]             [*]           [*]                  [*]


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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 2 FROM LOI
AVENTIS PHARMACEUTICALS' ADENOVIRAL DELIVERY IP

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]       [*]            [*]                 [*]                      [*]            [*]                      [*]

                                                             LICENSING
FILE      PCT NUMBER     DATA ACTION    NEXT STEP             NOTES
----      ----------     -----------    ---------           ---------

[*]       [*]            [*]            [*]                 [*]


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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 2 FROM LOI
AVENTIS PHARMACEUTICALS' ADENOVIRAL DELIVERY IP

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]       [*]            [*]                 [*]                      [*]            [*]                      [*]


                                                             LICENSING
FILE      PCT NUMBER      DATA ACTION    NEXT STEP             NOTES
----      ----------      -----------    ---------           ---------

[*]       [*]             [*]            [*]                 [*]

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

EXHIBIT 7 FROM LOI
AVENTIS PHARMACEUTICALS' NON-VIRAL TECHNOLOGY AND LICENSES.

[*]

                         THIRD PARTY                                                    PROPOSAL TO
FILE      PCT NUMBER     INVOLVEMENT         TITLE                    OWNERSHIP      ASSIGN OR LICENSE        ACTIONS DONE
----      ----------     -----------         -----                    ---------      -----------------        ------------

[*]       [*]            [*]                 [*]                      [*]            [*]                      [*]

                                                             LICENSING
FILE      PCT NUMBER      DATA ACTION    NEXT STEP             NOTES
----      ----------      -----------    ---------           ---------

[*]       [*]             [*]            [*]                 [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

                                LICENSING NOTES

(1) [*] FUNDING: In general, funding for these patents came under [*] agreements with the [*]. Although the exact agreement has not been identified with the specific IP item, Aventis anticipates (based on contract terms) that the license granted to Introgen will have the following parameters:

    Generally, there is a royalty of [*] of sales generated by the results of the funded research program (not to exceed the total amount of the advance, [*], for the gene therapy agreement). There are two measurement dates for determining royalty (reimbursement of funding) amounts:

    [*]

    The provisions of the other four agreements are similar with the longest reimbursement date of [*], for sales made between [*], thus making it unlikely that royalties or reimbursement is due for a p53 product under the other [*] agreements. No royalties or funding reimbursement is required if sales occur outside of the reimbursement dates.

    May not be licensed nor assigned to third party without prior consent of French government. Request for license or transfer will be made the first week of [*].

    For those properties that may be assigned to Introgen, the current [*] grants are silent as to the specific question of patent abandonment. However, there is a general requirement in the funding grant that any change in the status of the cases, such as transfer to a third party requires notification of the [*] and consent. Therefore, it is likely that there is a requirement that Introgen notify the [*] and obtain its consent if Introgen wanted to abandon any of the properties tied to [*] funding. Aventis, in the next contacts with the [*] about the properties licensed or assigned under [*], will seek clarification of this point.

(2) [*]:

    Research Collaboration Agreement [*]

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

    Aventis Pharma has the right to exploit directly or indirectly the results arising out the performance of the research program conducted under this agreement.

    If Aventis Pharma commercializes such results, agreement provides for the signature of a specific license arrangement which will mention the royalty rate (no more than [*] of the sales of products including a recombinant adenovirus). However, if these patents require the patents licensed under the co-exclusive license agreement [*], then the maximum royalty can reach [*]. This rate could be reduced in case Aventis Pharma should have to pay royalties to another third party for the exploitation of such products. Aventis Pharma can't transfer rights of exploitation and ownership of the patents to a third party without the prior approval of Organization.

    For those properties that may be assigned to Introgen, all of the [*] agreements require notification to the [*] and the [*] must be provided the opportunity to take over the prosecution and maintenance of the properties on its own behalf.

(3) [*]

    Requires Prior consent of [*]. Royalty rate as noted under [*] agreement (note #2)

(4) [*]

    [*]

    Since Aventis Pharma has to exploit, the results arising out the performance of research programs in the [*], we can consider that Aventis Pharma has the right to license such results to a third party.

    CONDITIONS:

    The [*] agreement provides that:

      - the royalty rate shall not be less than [*] of the sales of specialties including one or more products or processes arising out the results

      - such rate shall be determined based on the intellectual and financial contributions of each party to the results

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                             IP/COLLABORATION UPDATE

          -before commercialization of the results, directly or indirectly, a specific agreement has to be concluded

     Aventis needs to negotiate with [*] and [*] a specific agreement which determines the royalty rate before a license is granted to Introgen.

(5) AVENTIS PHARMACEUTICALS: These IP items are free and clear of any third party association.

(6)  [*]:

     No agreement is in place regarding the IP rights and obligations with this institution. First meeting with [*] was on May 29th and a written proposal is to follow shortly.

     Relative proportions of co-ownership have yet to be determined between Aventis and [*]. Although prior written consent for licensing, sub-licensing and assignment is not necessary, Aventis has the obligation to keep [*] informed of any licensing activities.

(7)  [*]

     [*]

     Aventis Pharma has the right to exploit directly or indirectly the results arising out the performance of the research program conducted under this agreement.

     Aventis needs to negotiate a specific agreement to precise the royalty rate. Prior approval before transfer of the ownership of the patents.

(8)  [*]

     Aventis has an agreement with [*] that covers a research program from [*] with minimum funding requirement for the each year (about [*] remains on minimum research funding, in which Introgen would fund if the contract is assigned) and also covers a license for [*]. There is no provision in the agreement to just terminate the research program and continue with the license portion of the agreement. We [*] to make a modification to the agreement to terminate the research program and maintain the license and option rights under the agreement. Also, we asked for their consent to assign the license agreement to a third party [Introgen was specifically

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

named]. [*] is firm on keeping the research program and license together and would not terminate only a part of it. In other words, if we terminate the research program the complete agreement will terminate. On the assignability issue, [*] is willing to discuss, but would like the new partner focused on similar scientific interests. [*] would like to meet with Introgen in early [*] to discuss Introgen's interest in the technology and research.

(8) [*]:

o    [*]

o    [*]

o    [*]

o    [*]

o    [*]

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

    [*]


(9) [*]:

    Aventis has a license agreement with [*] that grants Aventis exclusive option to select up to [*] genes for [*] homing peptide technology. Aventis has already exercised its option for all [*] genes [*] and has named [*] genes. We approached [*] to name the 4th gene as p53. BI has confirmed that this gene is available for license in their [*] Fax. We are in the process of preparing a license agreement for p53 gene on predetermined terms as noted below. [*] is O.K. with the assignment of p53 gene license to Introgen pending due diligence of development timelines and commitment of Introgen. This will happen in two different steps:

    1) Aventis will execute a license agreement with [*] for p53 gene.

    2) When the p53 agreement is executed we will proceed with the assignment of this agreement to Introgen. [*] would like to do their due diligence on Introgen before giving Aventis permission to assign p53 license to Introgen.

    We will have the p53 license document ready to send to [*] by [*] and soon after discuss the assignment issue with [*].

    MAIN TERMS:

    [*]

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                INTROGEN/AVENTIS
                            IP/COLLABORATION UPDATE

    [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.








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